UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 14, 2021

WB Burgers Asia, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56233	00-0000000
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3F K’s Minamiaoyama 6-6-20 Minamiaoyama, Minato-ku, Tokyo 107-0062, Japan	107-0062
(address of principal executive offices)	(zip code)

81-90-6002-4978
(registrant’s telephone number, including area code)

N/A
(former name or former mailing address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

Note: “We”, “Us”, and or “The Company” refer to WB Burgers Asia, Inc., a Nevada Company.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements which involve risks and uncertainties, principally in the sections entitled “Business”, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates”, “believes”, “can”, “continue”, “could”, “estimates”, “expects”, “intends”, “may”, “plans”, “potential”, “predicts”, or “should”, or the negative of these terms or other comparable terminology. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may appear in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements to vary. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements, except as expressly required by law.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

All dollar amounts used throughout this Report are in US Dollars, unless otherwise stated. All amounts in Japanese Yen used throughout this Report are preceded by JPY, for example JPY 500, is referring to 500 Japanese Yen.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 14, 2021, we entered into an “Acquisition Agreement” with White Knight Co., Ltd., a Japan Company, whereas we issued 500,000,000 shares of restricted common stock to White Knight Co., Ltd., in exchange for 100% of the equity interests of WB Burgers Japan Co., Ltd., a Japan Company. Pursuant to the agreement, on October 1, 2021, White Knight Co., Ltd. agrees to forgive any outstanding loans with WB Burgers Japan Co., Ltd. as of October 1, 2021. Following this transaction, WB Burgers Japan Co., Ltd. became our wholly owned subsidiary which we now operate through.

The aforementioned Acquisition Agreement is attached herein as Exhibit 10.1. All references to the Acquisition Agreement and other exhibits to this Current Report are qualified, in their entirety, by the text of such exhibits.

White Knight Co., Ltd., is owned entirely by our sole officer and Director, Koichi Ishizuka.

WB Burgers Japan Co., Ltd., referred to herein as “WBJ”, which we now operate through and share the same business plan of, holds the rights to the “Master Franchise Agreement” with Jakes’ Franchising LLC, a Delaware Limited Liability Company, as it pertains to the establishment and operation of Wayback Burger Restaurants within the country of Japan.

The Master Franchise Agreement provides WBJ the right to establish and operate Wayback Burgers restaurants in the country of Japan, and also license affiliated and unaffiliated third parties (“Franchisees”) to establish and operate Wayback Burgers restaurants in the Country of Japan. The Master Franchise Agreement, amongst other things, also provides WBJ the right of first refusal to enter into a subsequent Master Franchise Agreement with Jake’s Franchising, LLC to establish and operate Wayback Burgers restaurants in the Countries of Indonesia, Malaysia (Eastern Malaysia only, Western Malaysia if it becomes available as it is currently licensed to another party), the Philippines, Vietnam, China, India, Korea, Thailand, Singapore, and Taiwan.

WB Burgers Japan Co., Ltd. seeks to make “Wayback Burgers” a nationally recognized brand, if not a household name, within the country of Japan through the promotion and opening of various Wayback Burgers Restaurants. Currently, it is negotiating a lease space with Arai Co., Ltd., a Japanese realty group for the lease of a space it hopes to make its first Wayback Burgers location in the country of Japan. Our current, and future plans are detailed in more specificity below beginning on page 6.

Information Regarding our Share Structure:

White Knight Co., Ltd. is our controlling shareholder. White Knight Co., Ltd., is owned entirely by our sole officer and Director, Koichi Ishizuka.

Following the issuance of restricted common stock, pursuant to the Acquisition Agreement described above, we now have 1,010,454,545 shares of Common Stock and 1,000,000 shares of Series A Preferred Stock issued and outstanding. Our controlling shareholder White Knight Co., Ltd., and our sole officer and Director, Koichi Ishizuka, collectively own 653,698,686 shares of our common stock and 1,000,000 Shares of Preferred Series A Stock.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Effective September 14, 2021, we consummated an “Acquisition Agreement” with White Knight Co., Ltd., a Japan Company, whereas we issued 500,000,000 shares of restricted common stock to White Knight Co., Ltd., in exchange for 100% of the equity interests of WB Burgers Japan Co., Ltd., a Japan Company. Pursuant to the agreement, on October 1, 2021, White Knight Co., Ltd. agrees to forgive any outstanding loans with WB Burgers Japan Co., Ltd. as of October 1, 2021.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

Upon the closing of the “Acquisition Agreement” (as described in Item 1.01 and 2.01, above), we ceased our status as a “shell company,” as defined in Rule 12b-2 under the Exchange Act of 1934, as amended (the “Exchange Act”).

Additionally, in connection with the consummation of the closing of the Acquisition Agreement, the Company changed its business focus to that of our wholly owned subsidiary, which is the establishment and operation of Wayback Burger Restaurants within the country of Japan under the Master Franchise Agreement it entered into with Jakes Franchising, LLC, a Delaware Limited Liability Company. A full copy of the Master Franchise Agreement is attached herein as Exhibit 10.2.

Given we are no longer a shell company, we have set forth herein the information, including the information with respect to our new operations, that would be required if we were filing a general form for registration of securities on Form 10 under the Exchange Act, reflecting our common stock in this Report on Form 8-K.

FORM 10 DISCLOSURE

As disclosed elsewhere in this report, the Company completed an Acquisition Agreement, which caused the Company to cease being defined as a “shell company” under the Securities Act of 1933, as amended. Item 2.01(f) of Form 8-K requires that if a registrant was a shell company, immediately before the transaction disclosed under Item 2.01, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, we are providing below the information that would be included in a Form 10 if we were to file a Form 10. Please note that the information provided below relates to the combined enterprises after the closing of the Acquisition Purchase Agreement, except that information relating to periods prior to the date of the Acquisition Purchase Agreement only relates to the Company, unless otherwise specifically indicated.

Business

Corporate History

We were originally incorporated in the state of Nevada on August 30, 2019, under the name Business Solutions Plus, Inc.

On August 30, 2019, Paul Moody was appointed Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer, and Director.

On February 9, 2021, the Company filed, with the Secretary of State of Nevada (“NSOS”), Restated Articles of Incorporation.

On March 4, 2021, Business Solutions Plus, Inc., (the “Company” or “Successor”) announced on Form 8-K plans to participate in a holding company reorganization (“the Reorganization” or “Merger”) with InterActive Leisure Systems, Inc. (“IALS” or “Predecessor”), the Company and Business Solutions Merger Sub, Inc. (“Merger Sub”), collectively (the “Constituent Corporations”) pursuant to NRS 92A.180, NRS A.200, NRS 92A.230 and NRS 92A.250.

Immediately prior to the Reorganization, the Company was a direct and wholly owned subsidiary of Interactive Leisure Systems, Inc. and Business Solutions Merger Sub, Inc. was a direct and wholly owned subsidiary of the Company.

As disclosed in our 8-K filed on March 26, 2021, the above mentioned Reorganization was legally effective as of March 31, 2021.

Each share of Predecessor’s common stock issued and outstanding immediately prior to the Effective Time was converted into one validly issued, fully paid and non-assessable share of Successor common stock. The control shareholder, (at the time) of the Predecessor, Flint Consulting Services, LLC, (“Flint”) a Wyoming limited liability company became the same control shareholder of the Successor. Jeffrey DeNunzio, as sole member of Flint is (was) deemed to be the indirect and beneficial holder of 405,516,868 shares of Common Stock and 1,000,000 shares of Series A Preferred Stock of the Company representing approximately 93.70% voting control of the Company. Paul Moody, (our now former sole officer/director), was the same officer/director of the Predecessor. There are/were no other shareholders or any officer/director holding at least 5% of the outstanding voting shares of the Company.

Immediately prior to the Effective Time, and under the respective articles of incorporation of Predecessor and Successor, the Successor Capital Stock had the same designations, rights, and powers and preferences, and the qualifications, limitations and restrictions thereof, as the Predecessor Capital Stock which was automatically converted pursuant to the reorganization.

Immediately prior to the Effective Time, the articles of incorporation and bylaws of Successor, as the holding company, contain provisions identical to the Articles of Incorporation and Bylaws of Predecessor immediately prior to the merger, other than as permitted by NRS 92A.200.

Immediately prior to the Effective Time, the articles of incorporation of Predecessor stated that any act or transaction by or involving the Predecessor, other than the election or removal of directors of the Predecessor, that requires for its adoption under the NRS or the Articles of Incorporation of Predecessor the approval of the stockholders of the Predecessor, shall require in addition the approval of the stockholders of Successor (or any successor thereto by merger), by the same vote as is required by the articles of Incorporation and/or the bylaws of the Predecessor.

Immediately prior to the Effective Time, the articles of incorporation and bylaws of Successor and Merger Sub were identical to the articles of incorporation and bylaws of Predecessor immediately prior to the merger, other than as permitted by NRS 92A.200;

The Boards of Directors of Predecessor, Successor, and Merger Sub approved the Reorganization, shareholder approval not being required pursuant to NRS 92A.180;

The Reorganization constituted a tax-free organization pursuant to Section 368(a)(1) of the Internal Revenue Code;

Successor common stock traded in the OTC Markets under the Predecessor ticker symbol “IALS” under which the common stock of Predecessor previously listed and traded until the new ticker symbol “BSPI” was announced April 14, 2021 on the Financial Industry Regulatory Authority’s daily list with a market effective date of April 15, 2021. The CUSIP Number 45841W107 for IALS’s common stock was suspended upon market effectiveness. The Company received a new CUSIP Number 12330M107.

After completion of the Holding Company Reorganization, the Company cancelled all of its stock held in Predecessor resulting in the Company as a stand-alone and separate entity with no subsidiaries, no assets and negligible liabilities. The Company abandoned the business plan of its Predecessor and resumed its former business plan of a blank check company after completion of the Merger.

On May 4, 2021, Business Solutions Plus, Inc., a Nevada Corporation (the “Company”), entered into a Share Purchase Agreement (the “Agreement”) by and among Flint Consulting Services, LLC, a Wyoming Limited Liability Company (“FLINT”), and White Knight Co., Ltd., a Japan Company (“WKC”), pursuant to which, on May 7, 2021, (“Closing Date”) , FLINT sold 405,516,868 shares of the Company’s Restricted Common Stock and 1,000,000 Shares of Series A Preferred Stock, representing approximately 93.70% voting control of the Company. WKC paid consideration of three hundred twenty-five thousand dollars ($325,000) (the “Purchase Price”). The consummation of the transactions contemplated by the Agreement resulted in a change in control of the Company, with WKC becoming the Company’s largest controlling stockholder.

The sole shareholder of White Knight Co., Ltd., a Japanese Company, is Koichi Ishizuka.

On May 7, 2021, Mr. Paul Moody resigned as the Company’s Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer, and Director.

On May 7, 2021, Mr. Koichi Ishizuka was appointed as the Company’s Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer, and Director.

A Certificate of Amendment to change our name, from Business Solutions Plus, Inc., to WB Burgers Asia, Inc. was filed with the Nevada Secretary of State on June 18, 2021 with a legal effective date of July 2, 2021. The name change to WB Burgers Asia, Inc., as well as a change of our ticker symbol from BSPI to WBBA, was announced by FINRA, via their “daily list”, on July 7, 2021, with a market effective date of both on July 8, 2021. The new CUSIP number associated with our common stock, as of the market effective date of July 8, 2021, is 94684P100.

On July 1, 2021 we filed an amendment to our Articles of Incorporation with the Nevada Secretary of State, resulting in an increase to our authorized shares of common stock from 500,000,000 to 1,500,000,000.

Subsequent to the above action, on or about July 1, 2021, we sold 9,090,909 shares of restricted common stock to SJ Capital Co., Ltd., a Japanese Company, at a price of $0.20 per share of common stock. The total subscription amount paid by SJ Capital Co., Ltd. was approximately $1,818,181.80 or approximately 200,000,000 Japanese Yen.

SJ Capital Co., Ltd., is owned and controlled by Senju Pharmaceutical Co., Ltd., a Japanese Company.

Mr. Takeshi Sugisawa, the President of SJ Capital Co., Ltd., authorized the above transaction on behalf of SJ Capital Co., Ltd. Both SJ Capital Co., Ltd., and Senju Pharmaceutical Co., Ltd. are considered non-related parties to the Company.

The proceeds from the above sale of shares are to be used by the Company for working capital.

On August 24, 2021, we sold 1,363,636 shares of restricted common stock to Yasuhiko Miyazaki, a Japanese Citizen, at a price of $0.20 per share of common stock. The total subscription amount paid by Yasuhiko Miyazaki was approximately $272,727 or approximately 30,000,000 Japanese Yen. Mr. Yasuhiko Miyazaki is not a related party to the Company. The proceeds from the above sale of shares are to be used by the Company for working capital.

In regards to all of the above transactions, the Company claims an exemption from registration afforded by Section Regulation S of the Securities Act of 1933, as amended ("Regulation S") for the above sales/issuances of the stock since the sales/issuances of the stock were made to non-U.S. persons (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to offshore transactions, and no directed selling efforts were made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

On August 30, 2021, our largest controlling shareholder, White Knight Co., Ltd., a Japanese Company, owned and controlled by our sole officer and Director, Koichi Ishizuka, sold a total of 353,181,818 shares of restricted common stock of the Company to the following parties in the respective quantities:

Name of Purchaser	Common Shares Purchased	Price Paid Per Share	Total Amount Paid ($)
Koichi Ishizuka	101,363,636	$0.0001	10,136.00
Rei Ishizuka [1]	50,000,000	$0.0001	5,000.00
Kiyoshi Noda	100,909,091	$0.0001	10,091.00
Yuma Muranushi	100,909,091	$0.0001	10,091.00

1 Rei Ishizuka is the wife of our sole officer and Director, Mr. Koichi Ishizuka.

In regards to all of the above transactions White Knight Co., Ltd. claims an exemption from registration afforded by Section Regulation S of the Securities Act of 1933, as amended ("Regulation S") for the above sales of the stock since the sales of the stock were made to non-U.S. persons (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to offshore transactions, and no directed selling efforts were made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

On September 14, 2021 we entered into an “Acquisition Agreement” with White Knight Co., Ltd., a Japan Company, whereas we issued 500,000,000 shares of restricted common stock to White Knight Co., Ltd., in exchange for 100% of the equity interests of WB Burgers Japan Co., Ltd., a Japan Company. Pursuant to the agreement, on October 1, 2021, White Knight Co., Ltd. agrees to forgive any outstanding loans with WB Burgers Japan Co., Ltd. as of October 1, 2021. Following this transaction, WB Burgers Japan Co., Ltd. became our wholly owned subsidiary which we now operate through.

In regards to the above transaction, the Company claims an exemption from registration afforded by Section Regulation S of the Securities Act of 1933, as amended ("Regulation S") for the above sales/issuances of the stock since the sales/issuances of the stock were made to non-U.S. persons (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to offshore transactions, and no directed selling efforts were made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

The aforementioned Acquisition Agreement agreement is attached herein as Exhibit 10.1. All references to the Acquisition Agreement and other exhibits to this Current Report are qualified, in their entirety, by the text of such exhibits.

White Knight Co., Ltd., is owned entirely by our sole officer and Director, Koichi Ishizuka. White Knight Co., Ltd. is our largest controlling shareholder.

WB Burgers Japan Co., Ltd., referred to herein as “WBJ”, which we now operate through and share the same business plan of, holds the rights to the “Master Franchise Agreement” with Jakes’ Franchising LLC, a Delaware Limited Liability Company, as it pertains to the establishment and operation of Wayback Burger Restaurants within the country of Japan.

The Master Franchise Agreement provides WBJ the right to establish and operate Wayback Burgers restaurants in the country of Japan, and also license affiliated and unaffiliated third parties (“Franchisees”) to establish and operate Wayback Burgers restaurants in the Country of Japan. The Master Franchise Agreement, amongst other things, also provides WBJ the right of first refusal to enter into a subsequent Master Franchise Agreement with Jake’s Franchising, LLC to establish and operate Wayback Burgers restaurants in the Countries of Indonesia, Malaysia (Eastern Malaysia only, Western Malaysia if it becomes available as it is currently licensed to another party), the Philippines, Vietnam, China, India, Korea, Thailand, Singapore, and Taiwan.

WB Burgers Japan Co., Ltd. seeks to make “Wayback Burgers” a nationally recognized brand, if not a household name, within the country of Japan through the promotion and opening of various Wayback Burgers Restaurants. Currently, it is negotiating a lease space with Arai Co., Ltd., a Japanese realty group for the lease of a space it hopes to make its first Wayback Burgers location in the country of Japan. Our current, and future plans are detailed in more specificity below beginning on page 6.

Following the adoption of the business plan of our wholly owned subsidiary, WB Burgers Japan Co., Ltd., on September 14, 2021, we ceased to be a shell company.

Japanese Food-Service Market

The Japanese Food-Service Market is Segmented by Type (Full-service Restaurants, Quick Service Restaurants, Cafes, Bars, 100% Home Delivery Restaurants, Street Stalls and Kiosks) and Structure (Independent Consumer Food Service and Chained Consumer Food Service). We believe Japanese consumers, in general, tend to be highly demanding, putting great emphasis on quality and branding and are willing to spend more resources on value-added products.

The Japanese food service market was valued at USD 142.84 billion in 2020, and it is projected to witness a CAGR of 0.84% during the forecast period, 2021 - 2026. The coronavirus pandemic has made short-term projections hard to predict, with sales in March 2020 down almost 40% for some food companies. Japanese food service operators, which rely on lunch and dinner demand from business workers, are also suffering as more companies have employees working from home at the government’s request.

According to a report released by TableCheck Inc., the percentage of reservations (dining reservations) being canceled increased about 3.6 times before the pandemic for groups of 10 or more. A French restaurant and bar named Scene near Hachioji Station on the Keio Line, earlier in June 2020, launched take out and delivery services which we believe many others will begin offering if not already, due in part to the changing attitudes of dining out as a result of the ongoing pandemic. We believe take-out and delivery services, along with menu options that are quick to prepare, increasing in consumer demand.

The variety of restaurants and menu items available in the Japanese food service industry continues to expand in the country, as Japanese consumers are interested in trying a new and vast variety of cuisines, which are available at their convenience in Japan. Food from Europe, Asia, Australia, and the Americas are becoming increasingly popular, partly due to a large number of Japanese traveling abroad every year.

The Japanese food service market is highly competitive, with a major market share held by prominent companies, such as McDonald’s Corporation, Yum! Brands Inc., Zensho Holdings Co. Ltd, Skylark Group, MOS Food Services Inc., and Yoshinoya Holdings Co. Ltd. Zensho Holdings Co. Ltd, with the largest market share of 2.76% in 2020, emerging as the market leader, and Skylark Group holding the second-largest share with 1.66%.

Currently, in the Japanese market, hamburgers and related fast food options have been prevalent, with high-end gourmet hamburgers being in the most expensive category consisting usually of single restaurant locations, followed by lesser expensive hamburger options via chain restaurants such as Shake Shack and MOS Premiums. The size of the current market for hamburgers in Japan is approximately $6.6 Billion (2020), and has been steadily increasing ever since 2015. It is also projected to grow by approximately 5% over the next few years. Hamburgers are considered to be one of the few food categories that were not affected by COVID-19 in Japan and were able to take advantage of home deliveries and to-go orders during the pandemic. (Source: Fuji Keizai Group 2020.)

Business Information

Master Franchise Agreement and Related Information

On September 14, 2021, we acquired 100% of the equity interest of WB Burgers Japan Co., Ltd., a Japan Company. Following the acquisition, we ceased to be a shell company and adopted the same business plan as that of our now wholly owned subsidiary, WB Burgers Japan Co., Ltd. Within this section, all references to “the Company”, “WB Burgers”, and or WBBA refer to WB Burgers Asia, Inc. and WB Burgers Japan Co., Ltd. as one collective party.

WBBA holds the rights to the “Master Franchise Agreement” with Jakes’ Franchising LLC, a Delaware Limited Liability Company, as it pertains to the establishment and operation of Wayback Burger Restaurants within the country of Japan.

The Master Franchise Agreement provides WBBA the right to establish and operate Wayback Burgers restaurants in the country of Japan, and also license affiliated and unaffiliated third parties (“Franchisees”) to establish and operate Wayback Burgers restaurants in the Country of Japan. The Master Franchise Agreement, amongst other things, also provides WBBA the right of first refusal to enter into a subsequent Master Franchise Agreement with Jake’s Franchising, LLC to establish and operate Wayback Burgers restaurants in the Countries of Indonesia, Malaysia (Eastern Malaysia only, Western Malaysia if it becomes available as it is currently licensed to another party), the Philippines, Vietnam, China, India, Korea, Thailand, Singapore, and Taiwan.

WBBA seeks to make “Wayback Burgers” a nationally recognized brand, if not a household name, within the country of Japan through the promotion and opening of various Wayback Burgers Restaurants.

Background

The first Wayback Burgers, previously known as Jake’s Wayback Burgers, began with a single location in Newark, Delaware approximately thirty years ago in 1991, offering a combination of burgers, hot dogs, fries, milkshakes, and other similar menu options. Since then, it has reached a global scale with a presence in the US, Europe, Africa, and Asia with hundreds of corporate owned restaurants and over five hundred franchise locations worldwide offering much of the same comfort items many have grown accustomed to, with the addition of a few menu items specifically geared toward the pallets of those in various demographics.

The products we seek to offer in our anticipated location(s), and those we seek to franchise to within Japan, will also offer many of the same product offerings many are accustomed to elsewhere such as hamburgers, hot dogs chicken sandwiches, hand-dipped milkshakes, various side dishes, fresh salad, kid’s meals, refreshing drinks and alcoholic beverages. We intend to source our ingredients in any of our future location(s) from highly regarded local Japanese suppliers in order to satisfy the food quality standards as set by Wayback Burgers Inc., within the United States.

Our First Location

Currently, we are negotiating a lease space with Arai Co., Ltd., a Japanese realty group for the lease of a space we hope to make our first Wayback Burgers location in the country of Japan. The property is located in the popular shopping plaza of Omotesando located in the Tokyo prefecture. We believe the high volume of foot traffic and shopping will yield a large group of patrons seeking to try our product offerings. Currently, we have inspected the property in detail and are in discussions with the local fire department as to what is needed to bring the space up to code in respect to a restaurant that can house upwards of several hundred patrons at a time. We are also in discussions with Arai Co., Ltd. regarding what measures need to be taken to create handicap accessible areas and to improve upon existing structures that had been put in place by the previous tenant.

We are also in the midst of conversations with the adjacent apartment complex as it pertains to volume restrictions and patrons dining outside during nighttime hours. Currently, the adjacent apartment complex has tentatively agreed to allow guests of our proposed restaurant to dine outside through 9:30pm however, we’d prefer it be 10:00pm. These and many other factors are in flux, and the fact they are in flux is the reason we have not yet signed the lease with Arai Co., Ltd. although, we do anticipate hashing out such details and moving forward within the next one to two months. If, we are not able to secure this particular space, we will seek out a comparable space, also in what we believe to be a high traffic area in Tokyo.

Below is a photograph of the space we seek to lease from Arai Co., Ltd. (second floor). Logos and branding of neighboring business have been blurred out in the below image.

Once we are able to secure and sign a lease for our initial restaurant space, we seek to open within a few months thereafter once we are able to hire qualified staff. Currently, we have already vetted out and pre-emptively hired various employees such as line cooks and other workers for when we do open our first location. We believe we will need to hire approximately 11 employees to efficiently operate our first restaurant location. Our personnel plan calls for a minimum of one store manager, licensed to cook, with the ability to manage between eight to ten employees. We will require that our store manager has the requisite training and skillset to take spearhead breakfast and dinner menu creation, as well as procurement and cost vs profit calculations. The eight to ten employees will be a combination of full-time and part-time employees who will operate our flagship store between the hours of 7:00 am to 11:00 pm. Specialized training for our staff will include, but not strictly be limited to, food preparation, cooking, POS (point of sale) operations, sanitation, etc.

Marketing Strategy

In order to grow an initial customer base, from which we intend to launch future expansion efforts, our marketing strategy begins with the physical location of our flagship restaurant. Our plan, at present, is to select a suitable location in an area of Omotesando with high foot-traffic that can serve to attract not only customers, but also future franchisee prospects throughout Japan. For future franchisee locations, we intend to identify areas where competitors are not already located, such as road-side in the outskirts of major cities, and open our restaurants in these areas.

However, we do not intend to rely solely on physical location in order to attract customers, we also are in the development stages of a robust marketing stratagem comprised, in part, of SNS (social networking service) marketing through collaboration with influencers and celebrities, magazine advertisements, and expansive television and media appearances. The specifics of these marketing initiatives are in the planning stages, and have not yet been determined in sufficient detail to disclose in their entirety.

Wayback Burgers in Japan intends to position itself as a newly entered and authentic American hamburger brand, comparable to our competitor Shack Shake, while contrasting ourselves through offering higher quality foods at comparable price points. We plan to achieve this by focusing on the ingredients, such as the option of vegetables in our hamburgers, the increased diameter of our meat patties, and the overall volume of our menu items. Additionally, we intend to offer original Japanese breakfast and dinner menu options, as well as forming a special collaboration focused on all-plant based alternative foods with Next Meats, Co., Ltd., a Japanese alternative meat company.

Expansion Plans

We have forecasted our expansion plans, as depicted in the image above, over the next few years. However, when our operations commence, we may find that our plans may be materially altered, expanded, or curtailed as dictated by market forces at the time. As such, our expansion plans should be read as a framework for our future goals, but not a guarantee that we will carry out any or all such operations in the indicated timeline.

At present our expansion plans are as follows:

-	We are currently in the midst of negotiating a lease agreement for our fist location, currently planned for Omotesando which will be within shopping range of Aoyama and Hajajuku. During this period of time we are also seeking to hire the necessary staff (approximately 11 employees) to manage and operate our flagship location.

-	We anticipate that hiring will continue into November, during which time training of staff will remain ongoing and the flagship location will continue to prepare for its forthcoming grand opening.

-	In mid-December we aim to open our first flagship restaurant location in Omotesando, Tokyo.

-	Over the course of 2022, we are aiming to open five Wayback Burgers restaurants throughout Japan, with one of these restaurants directly managed by us while the remaining four would ideally be franchise locations. This number may increase or decrease depending on the results of our operations.

-	Additionally, during 2022, we intend to execute another master franchise agreement in Asia for the right to open Wayback Burgers restaurants in another Asian country or territory. We have not yet identified which country or territory we will seek to acquire these rights for first. As noted previously, we have the right of first refusal to enter into a subsequent Master Franchise Agreement with Jake’s Franchising, LLC to establish and operate Wayback Burgers restaurants in the Countries of Indonesia, Malaysia (Eastern Malaysia only, Western Malaysia if it becomes available as it is currently licensed to another party), the Philippines, Vietnam, China, India, Korea, Thailand, Singapore, and Taiwan.

-	By the year 2023, we intend for there to be ten Wayback Burgers Franchise locations open throughout Japan. We also intend, during 2023, to execute two additional Master Franchise Agreements in Asia to establish and operate Wayback Burgers restaurant locations in additional Asian countries or territories.

Partnerships

The company believes partnerships are a vital means to expansion and that partnerships with other food institutions or distributors may allow the Company to provide menu items that might appeal to a larger demographic within the Japanese market.

Our current officer and Director, Koichi Ishizuka has existing ties and relationships with Next Meats Co., Ltd. a Japanese alternative meat company, that produces and sells lab grown and meat alternatives to consumers. It is the Company’s goal that it will be able to integrate such alternative meat options into its menu, and potentially create customized menu options as provided by Next Meats Co., Ltd. Menu alterations are subject to approval by Jake’s Franchising, LLC. It is the belief of the management that such offerings can gain a larger market share in the country of Japan allowing for greater growth potential. Of course, this is speculative and such plans may not materialize. It is also possible that if such plans do materialize they may not result in the expected level of growth the Company forecasts as a result of the partnership or partnerships it enters into.

It should be noted that Koichi ishizuka has an equity interest in Next Meats Co., Ltd. He also currently serves as Chief Financial Officer of Next Meats Holdings, Inc., a Nevada Company, that has entered into an agreement to acquire Next Meats Co., Ltd. pending various conditions be met.

Government Regulations

The below does not extensively detail every single law and regulation to which the Company may be subject to, but rather provides an overview of the kind of food safety standards to which our restaurant(s) will be held.

The main law that governs food quality and integrity in Japan is the Food Sanitation Act ("FSA") and the law that comprehensively governs food labelling regulation is the Food Labelling Act.

The FSA regulates food quality and integrity by:

- Establishing standards and specifications for food, additives, apparatus, and food containers and packaging;

- Providing for inspection to see whether the established standards are met;

- Providing for hygiene management in the manufacture and sale of food; and

- Requiring food businesses to be licensed.

Under the FSA, additives and foods containing additives must not be sold, or be produced, imported, processed, used, stored, or displayed for marketing purposes unless the Minister of Health, Labour and Welfare ("MHLW") has declared them as having no risk to human health after seeking the views of the Pharmaceutical Affairs and Food Sanitation Council ("PAFSC"). In addition, it is not permissible to add any processing aids, vitamins, minerals, novel foods or nutritive substances to food unless they have been expressly declared by the MHLW as having no risk to human health.

The MHLW may establish specifications for methods of producing, processing, using, cooking, or preserving food or additives to be served to the public for marketing purposes ("Specifications"), or may establish standards for food ingredients or additives to be served to the public for marketing purposes ("Standards") pursuant to the FSA. Accordingly, where substances are allowed to be added to food, they may only be used within the limits expressly set by the Specifications and Standards.

Employees

Currently, we, “WB Burgers Asia, Inc.”, have only one employee, our sole officer and Director Koichi Ishizuka, who is not compensated at present for his services. Our now wholly subsidiary, WB Burgers Japan Co., Ltd. has two officers, Koichi Ishizuka, Chief Executive Officer, and Mitsuru Anthony, Chief Operating Officer. The biographical information for Mr. Koichi Ishizuka is detailed herein on page 13 and the biographical information for Mr. Mitsuru Anthony is directly below:

Mitsuru Anthony Ueno

Mitsuru Anthony Ueno, age 47, graduated from UCLA in 2000 with a BA in Italian and Special Fields. In 2010, he obtained his MAFED (Master in Fashion, Experience & Design) from SDA Bocconi School of Management in Milan, Italy. Mr. Ueno is an international marketing, branding and cross border business management specialist and has nearly 20 years of foreign study and working experience. In 2017, Mr. Ueno founded, and remains the owner of, Artigiappone, a Japanese Company offering a handmade bespoke suit brand. Also in 2017, he became an Executive Producer at Photozou Co., Ltd. (Japan), a Company operating an online photo sharing website. In 2019, he became Chief Executive Officer of Forcellon Holding, Inc. Pte. Ltd., a Singapore Company providing international business management and consulting services.

Aside from the two officers of WB Burgers Japan Co., Ltd., the Company has also hired four staff members, out of the anticipated eleven that will be required, to operate our flagship restaurant location. Further, we have identified a Chef candidate, but negotiations are ongoing. We will require that our store manager and Chef has the requisite training and skillset to take spearhead breakfast and dinner menu creation, as well as procurement and cost vs profit calculations. The eight to ten employees will be a combination of full-time and part-time employees who will operate our flagship store between the hours of 7:00 am to 11:00 pm. Specialized training for our staff will include, but not strictly be limited to, food preparation, cooking, POS (point of sale) operations, sanitation, etc.

Competition

The Japan food service market is highly competitive, with a major market share held by prominent companies, such as McDonald’s Corporation, Yum! Brands Inc., Zensho Holdings Co. Ltd, Skylark Group, MOS Food Services Inc., and Yoshinoya Holdings Co. Ltd.

At present, we consider our primary competitor to be Shake Shack, which entered the Japanese market in November of 2015. At present, Shake Shack has a total of twelve restaurant locations open within the country, including locations in Tokyo, Yokohama, Kyoto and Osaka, respectively. We consider Shack Shake to be our primary competition because they sell hamburgers and related foods similar to ours, their foods are not pre-cooked, and they give their customers a beeper until the food is ready to be served, which is comparable to our own operations. We believe that our extensive marketing plans, strategic partnerships, and our branding will provide us with the means to compete effectively in this highly competitive market.

RISK FACTORS

An investment in our common stock is highly speculative, and should only be made by persons who can afford to lose their entire investment in us.

We qualify as a smaller reporting company, as defined by Item 10 of Regulation S-K and, thus, are not required to provide the information required by this Item.

MANAGEMENT’S DISCUSSION AND ANALYSIS

Summary of Current Operations

On September 14, 2021, we acquired 100% of the equity interest of WB Burgers Japan Co., Ltd., a Japan Company. Following the acquisition, we ceased to be a shell company and adopted the same business plan as that of our now wholly owned subsidiary, WB Burgers Japan Co., Ltd.

Through our wholly owned subsidiary, we hold the rights to the “Master Franchise Agreement” with Jakes’ Franchising LLC, a Delaware Limited Liability Company, as it pertains to the establishment and operation of Wayback Burger Restaurants within the country of Japan.

The Master Franchise Agreement provides WB Burgers Japan Co., Ltd. right to establish and operate Wayback Burgers restaurants in the country of Japan, and also license affiliated and unaffiliated third parties (“Franchisees”) to establish and operate Wayback Burgers restaurants in the Country of Japan. The Master Franchise Agreement, amongst other things, also provides WB Burgers Japan Co., Ltd. the right of first refusal to enter into a subsequent Master Franchise Agreement with Jake’s Franchising, LLC to establish and operate Wayback Burgers restaurants in the Countries of Indonesia, Malaysia (Eastern Malaysia only, Western Malaysia if it becomes available as it is currently licensed to another party), the Philippines, Vietnam, China, India, Korea, Thailand, Singapore, and Taiwan.

We seek to make “Wayback Burgers” a nationally recognized brand, if not a household name, within the country of Japan through the promotion and opening of various Wayback Burgers Restaurants.

Fiscal Year End

Our fiscal year end is July 31st and the fiscal year end of our wholly owned subsidiary, WB Burges Japan Co., Ltd. is May 31st.

Results of Operations - WB Burgers Japan Co.

WB Burgers Japan Co. Ltd., referred to herein as “WBJ”, was incorporated on April 14, 2021 in Tokyo, Japan.

As of May 31, 2021, our wholly owned subsidiary, WB Burgers Japan Co., Ltd. had total assets of $2,791,980, and no revenues to report for the year ended May 31, 2021.

For the Period April 14, 2021 (Inception) to May 31, 2021 WB Burgers Japan Co., Ltd. had a net loss of $132. Prior to our acquisition of WB Burgers Japan Co., Ltd. on September 14, 2021, WBJ had 10,000 shares of common stock issued and outstanding, all of which were held by White Knight Co., Ltd. Koichi Ishizuka, owns and controls White Knight Co., Ltd.

On September 14, 2021, we entered into an “Acquisition Agreement” with White Knight Co., Ltd., a Japan Company, whereas we issued 500,000,000 shares of restricted common stock to White Knight Co., Ltd., in exchange for 100% of the equity interests of WB Burgers Japan Co., Ltd., a Japan Company. Pursuant to the agreement, on October 1, 2021, White Knight Co., Ltd. agrees to forgive any outstanding loans with WB Burgers Japan Co., Ltd. as of October 1, 2021. Following this transaction, WB Burgers Japan Co., Ltd. became our wholly owned subsidiary which we now operate through.

On April 14, 2021, WBJ entered into a Master Franchise Agreement, “the Master Franchise Agreement”, with Jake’s Franchising, LLC (“Franchisor”). The Master Franchise Agreement provides WBJ the rights to establish and operate Wayback Burgers restaurants in the country of Japan, and license affiliated and unaffiliated third parties (“Franchisees”) to establish and operate Wayback Burgers restaurants in the Country of Japan. The Master Franchise Agreement, amongst other things, also provides WBJ the right of first refusal to enter into a subsequent Master Franchise Agreement with Jake’s Franchising, LLC to establish and operate Wayback Burgers restaurants in the Countries of Indonesia, Malaysia (Eastern Malaysia only, Western Malaysia if it becomes available as it is currently licensed to another party), the Philippines, Vietnam, China, India, Korea, Thailand, Singapore, and Taiwan.

Upon entering into the Master Franchise Agreement a non-refundable deposit of $100,000 was made to the Franchisor on behalf of WBJ, by related party, White Knight Co., Ltd (“White Knight”).

White Knight is controlled by our sole director, Koichi Ishizuka. The remainder of the franchise fee, $2,600,000, was recorded as payable to the Franchisor as of May 31, 2021. The remaining fee of $2,600,000, due to Jakes Franchising LLC, was paid in full by the Company on June 9, 2021. On June 9, 2021, upon remittance of the balance of $2,600,000 the Master Franchise Agreement was deemed to be effective and was subsequently, executed by all parties.

Results of Operations - WB Burgers Asia, Inc.

Prior to our acquisition of WB Burgers Japan Co., Ltd., we were deemed to be a blank check shell company. As of May 31, 2021 and July 31, 2020 we had no assets. For the year ended July 31, 2020 and the ten months ended May 31, 2021 we had no revenues. For the ten months ended May 31, 2021 we had a net loss of $116,113 and for the period August 30, 2019 (Inception) to May 31, 2020, a net loss of $2,074. Our net loss for both periods was attributable to general and administrative expenses.

Information Regarding our Share Structure:

White Knight Co., Ltd. is our controlling shareholder. White Knight Co., Ltd., is owned entirely by our sole officer and Director, Koichi Ishizuka.

We have 1,010,454,545 shares of Common Stock and 1,000,000 shares of Series A Preferred Stock issued and outstanding.

Future Plans

As detailed within our business plan we seek to begin monetizing upon our Master Franchise Agreement held by WB Burgers Japan Co., Ltd., our wholly owned subsidiary. Through our wholly owned subsidiary we seek to open our first Wayback Burgers location in Tokyo by the end of 2021, and thereafter open additional locations in Japan through franchisees we may attract through promotional activities detailed above in our business plan beginning on page 6. We intend to use available cash from monies that we had raised through the sale of common stock to various investors in reliance on Regulation S of the Securities Act of 1933, as amended ("Regulation S"). We also intend to use monies that may be provided by our officer and director Koichi Ishizuka, although Mr. Ishizuka has no obligation to provide or loan us funds.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the date of this report, the Company has 1,010,454,545 shares of common stock and 1,000,000 shares of Series A Preferred Stock issued and outstanding. which number of issued and outstanding shares of common stock and preferred stock have been used throughout this report.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Common Stock Voting Percentage Beneficially Owned	Voting Shares Preferred Stock Are Able to Vote	Preferred Stock Voting Percentage Beneficially Owned	Total Voting Percentage Beneficially Owned (1)
Executive Officers and Directors
Koichi Ishizuka [1]	101,363,636	10.03%	0	0.0%	5.04%
5% or greater Shareholders (of any class)
White Knight Co., Ltd. [2]	552,335,050	54.66%	1,000,000	100.0%	77.21%
Kiyoshi Noda	100,909,091	9.99%	0	0%	5.02%
Yuma Muranushi	100,909,091	9.99%	0	0%	5.02%
Total	855,516,868	84.67%	1,000,000	100%	92.29%

1 The row above for Koichi Ishizuka denotes shares held under his personal name.

2 White Knight Co., Ltd., is owned entirely by our sole officer and Director, Koichi Ishizuka.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

DIRECTORS AND EXECUTIVE OFFICERS

Biographical information regarding the officers and Directors of the Company, who will continue to serve as officers and Directors of the WB Burgers Asia, Inc. following the Acquisition Agreement are provided below:

WB Burgers Asia, Inc.

NAME	AGE	POSITION
Koichi Ishizuka	50	Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer and Director

Koichi Ishizuka

Mr. Koichi Ishizuka, age 49, attended the University of Aoyama Gakuin where he received his MBA in 2004. Several years later in 2011 he graduated from the Advanced Management Program at Harvard School of Business. Following Mr. Ishizuka’s formal education, he took a position as the head of marketing with Thomson Reuters, a mass media and information firm. Thereafter, he served as the CEO of Xinhua Finance Japan in 2006, Fate Corporation in 2008, and LCA Holdings., Ltd in 2009. Currently, Mr. Ishizuka serves as the Chief Executive Officer of OFF Line Co., Ltd., Photozou Co., Ltd., Photozou Holdings, Inc., Photozou Koukoku Co., Ltd., Off Line International, Inc. and OFF Line Japan Co., Ltd. He has held the position of CEO with OFF Line Co., Ltd. since 2013, Photozou Co., Ltd since 2016, Photozou Holdings, Inc since 2017, Photozou Koukoku Co., Ltd. since 2017, Off Line International, Inc. since 2019 and OFF Line Japan Co., Ltd. since 2018. On November 18, 2020, he was appointed as Chief Financial Officer of Next Meats Holdings, Inc., a position he still holds today. Koichi Ishizuka also has an equity interest in Next Meats Holdings, Inc. Koichi Ishizuka is also Chief Financial officer of Next Meats Co., Ltd., a Japanese alternative meat company. It should be noted Koich Ishizuka is currently also a minority shareholder of Next Meats Co., Ltd. Since its inception on April 14, 2021, Koichi Ishizuka has served as CEO of WB Burgers Japan Co., Ltd., a Japanese Company.  On July 23, 2021, Mr. Koichi Ishizuka was appointed as the Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer, and Director of Catapult Solutions, Inc., which is now known as Dr. Foods, Inc.

Corporate governance

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the Securities and Exchange Commission (the “SEC”) and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations. The Company has not formally adopted a written code of business conduct and ethics that governs the Company’s employees, officers and Directors as the Company is not required to do so.

In lieu of an Audit Committee, the Company’s Board of Directors, is responsible for reviewing and making recommendations concerning the selection of outside auditors, reviewing the scope, results and effectiveness of the annual audit of the Company's financial statements and other services provided by the Company’s independent public accountants. The Board of Directors reviews the Company's internal accounting controls, practices and policies.

Committees of the Board

Our Company currently does not have nominating, compensation, or audit committees or committees performing similar functions nor does our Company have a written nominating, compensation or audit committee charter. Our sole Director believes that it is not necessary to have such committees, at this time, because the Director(s) can adequately perform the functions of such committees.

Audit Committee Financial Expert

Our Board of Directors has determined that we do not have a board member that qualifies as an "audit committee financial expert" as defined in Item 407(D)(5) of Regulation S-K, nor do we have a Board member that qualifies as "independent" as the term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended, and as defined by Rule 4200(a)(14) of the FINRA Rules.

We believe that our Director(s) are capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. The Director(s) of our Company do not believe that it is necessary to have an audit committee because management believes that the Board of Directors can adequately perform the functions of an audit committee. In addition, we believe that retaining an independent Director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the stage of our development and the fact that we have not generated any positive cash flows from operations to date.

Involvement in Certain Legal Proceedings

Our officers and directors have not been involved in any of the following events during the past ten years.

1.	bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or
4.	being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.
5.	Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;
6.	Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;
7.	Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:(i) Any Federal or State securities or commodities law or regulation; or(ii) Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or(iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
8.	Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Independence of Directors

We are not required to have independent members of our Board of Directors, and do not anticipate having independent Directors until such time as we are required to do so.

Code of Ethics

We have not adopted a formal Code of Ethics. The Board of Directors evaluated the business of the Company and the number of employees and determined that since the business is operated by a small number of persons, general rules of fiduciary duty and federal and state criminal, business conduct and securities laws are adequate ethical guidelines. In the event our operations, employees and/or Directors expand in the future, we may take actions to adopt a formal Code of Ethics.

Shareholder Proposals

Our Company does not have any defined policy or procedural requirements for shareholders to submit recommendations or nominations for Directors. The Board of Directors believes that, given the stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. Our Company does not currently have any specific or minimum criteria for the election of nominees to the Board of Directors and we do not have any specific process or procedure for evaluating such nominees. The Board of Directors will assess all candidates, whether submitted by management or shareholders, and make recommendations for election or appointment.

A shareholder who wishes to communicate with our Board of Directors may do so by directing a written request addressed to our President, at the address appearing on the first page of this Information Statement.

EXECUTIVE COMPENSATION

Summary Compensation Table:

Name and principal position	Year Ended July 31	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Koichi Ishizuka Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer, and Director	2021	0	0	0	0	0	0	0	0
	2020	0	0	0	0	0	0	0	0
Paul Moody, Former Sole Officer and Director	2021	0	0	0	0	0	0	0	0
	2020	0	0	0	0	0	0	0	0

Note to above table: On May 7, 2021, Mr. Paul Moody resigned as the Company’s Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer, and Director. On May 7, 2021, Mr. Koichi Ishizuka was appointed as the Company’s Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer, and Director.

Compensation of Directors

The table above summarizes all compensation of our directors through our most recent fiscal year end July 31, 2021.

Stock Option Grants

We have not granted any stock options to our executive officers since our incorporation.

Employment Agreements

We do not have an employment or consulting agreement with any officers or Directors.

Compensation Discussion and Analysis

Director Compensation

Our Board of Directors does not currently receive any consideration for their services as members of the Board of Directors. The Board of Directors reserves the right in the future to award the members of the Board of Directors cash or stock based consideration for their services to the Company, which awards, if granted shall be in the sole determination of the Board of Directors.

Executive Compensation Philosophy

Our Board of Directors determines the compensation given to our executive officers in their sole determination. Our Board of Directors reserves the right to pay our executive or any future executives a salary, and/or issue them shares of common stock issued in consideration for services rendered and/or to award incentive bonuses which are linked to our performance, as well as to the individual executive officer’s performance. This package may also include long-term stock based compensation to certain executives, which is intended to align the performance of our executives with our long-term business strategies. Additionally, while our Board of Directors has not granted any performance base stock options to date, the Board of Directors reserves the right to grant such options in the future, if the Board in its sole determination believes such grants would be in the best interests of the Company.

Incentive Bonus

The Board of Directors may grant incentive bonuses to our executive officer and/or future executive officers in its sole discretion, if the Board of Directors believes such bonuses are in the Company’s best interest, after analyzing our current business objectives and growth, if any, and the amount of revenue we are able to generate each month, which revenue is a direct result of the actions and ability of such executives.

Long-term, Stock Based Compensation

In order to attract, retain and motivate executive talent necessary to support the Company’s long-term business strategy we may award our executive and any future executives with long-term, stock-based compensation in the future, in the sole discretion of our Board of Directors, which we do not currently have any immediate plans to award.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

WB Burgers Asia, Inc.

On May 4, 2021, Business Solutions Plus, Inc., a Nevada Corporation (the “Company”), entered into a Share Purchase Agreement (the “Agreement”) by and among Flint Consulting Services, LLC, a Wyoming Limited Liability Company (“FLINT”), and White Knight Co., Ltd., a Japan Company (“WKC”), pursuant to which, on May 7, 2021, (“Closing Date”) , FLINT sold 405,516,868 shares of the Company’s Restricted Common Stock and 1,000,000 Shares of Series A Preferred Stock, representing approximately 93.70% voting control of the Company. WKC paid consideration of three hundred twenty-five thousand dollars ($325,000) (the “Purchase Price”). The consummation of the transactions contemplated by the Agreement resulted in a change in control of the Company, with WKC becoming the Company’s largest controlling stockholder.

The sole shareholder of White Knight Co., Ltd., a Japanese Company, is Koichi Ishizuka.

On May 7, 2021, Mr. Paul Moody resigned as the Company’s Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer, and Director.

On May 7, 2021, Mr. Koichi Ishizuka was appointed as the Company’s Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer, and Director.

On August 30, 2021, our largest controlling shareholder, White Knight Co., Ltd., a Japanese Company, owned and controlled by our sole officer and Director, Koichi Ishizuka, sold a total of 353,181,818 shares of restricted common stock of the Company to the following parties in the respective quantities:

Name of Purchaser	Common Shares Purchased	Price Paid Per Share	Total Amount Paid ($)
Koichi Ishizuka	101,363,636	$0.0001	10,136.00
Rei Ishizuka [1]	50,000,000	$0.0001	5,000.00
Kiyoshi Noda	100,909,091	$0.0001	10,091.00
Yuma Muranushi	100,909,091	$0.0001	10,091.00

1 Rei Ishizuka is the wife of our sole officer and Director, Mr. Koichi Ishizuka.

In regards to all of the above transactions White Knight Co., Ltd. claims an exemption from registration afforded by Section Regulation S of the Securities Act of 1933, as amended ("Regulation S") for the above sales of the stock since the sales of the stock were made to non-U.S. persons (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to offshore transactions, and no directed selling efforts were made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

On September 14, 2021, we entered into an “Acquisition Agreement” with White Knight Co., Ltd., a Japan Company, whereas we issued 500,000,000 shares of restricted common stock to White Knight Co., Ltd., in exchange for 100% of the equity interests of WB Burgers Japan Co., Ltd., a Japan Company. Pursuant to the agreement, on October 1, 2021, White Knight Co., Ltd. agrees to forgive any outstanding loans with WB Burgers Japan Co., Ltd. as of October 1, 2021. Following this transaction, WB Burgers Japan Co., Ltd. became our wholly owned subsidiary which we now operate through.

In regards to the above transaction, the Company claims an exemption from registration afforded by Section Regulation S of the Securities Act of 1933, as amended ("Regulation S") for the above sales/issuances of the stock since the sales/issuances of the stock were made to non-U.S. persons (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to offshore transactions, and no directed selling efforts were made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

The aforementioned Acquisition Agreement agreement is attached herein as Exhibit 10.1. All references to the Acquisition Agreement and other exhibits to this Current Report are qualified, in their entirety, by the text of such exhibits.

White Knight Co., Ltd., is owned entirely by our sole officer and Director, Koichi Ishizuka. White Knight Co., Ltd. is our largest controlling shareholder.

The Company’s sole officer and director, Koichi Ishizuka, paid expenses on behalf of the Company totaling $600 during the period ended May 31, 2021. The Company’s former sole officer and director, Paul Moody, paid expenses on behalf of the company totaling $4,013 during the period ended May 31, 2021. Former related party, Jeffrey DeNunzio, paid expenses on behalf of the company totaling $6,500 during the period ended May 31, 2021.

The $11,113 in total payments are considered contributions to the company with no expectation of repayment and are posted as additional paid-in capital.

The Company’s former sole officer and director, Paul Moody, paid expenses on behalf of the company totaling $1,074 during the period ended July 31, 2020.

The $1,074 in total payments are considered contributions to the company with no expectation of repayment and are posted as additional paid-in capital.

As of May 31, 2021 we utilized home office space of our management at no cost.

WB Burgers Japan Co., Ltd.

During the period ended May 31, 2021, 10,000 shares of common stock of WB Burgers Japan Co., Ltd., referred to herein as “WBJ”, were sold to related party White Knight Co., Ltd. (“White Knight”). White Knight is controlled by our sole director, Koichi Ishizuka.

On April 14, 2021 WBJ entered into a Master Franchise Agreement, “the Master Franchise Agreement”, with Jake’s Franchising, LLC (“Franchisor”). The Master Franchise Agreement provides WBJ the rights to establish and operate Wayback Burgers restaurants in the country of Japan, and license affiliated and unaffiliated third parties (“Franchisees”) to establish and operate Wayback Burgers restaurants in the Country of Japan. The Master Franchise Agreement, amongst other things, also provides WBJ the right of first refusal to enter into a subsequent Master Franchise Agreement with Jake’s Franchising, LLC to establish and operate Wayback Burgers restaurants in the Countries of Indonesia, Malaysia (Eastern Malaysia only, Western Malaysia if it becomes available as it is currently licensed to another party), the Philippines, Vietnam, China, India, Korea, Thailand, Singapore, and Taiwan.

Upon entering into the Master Franchise Agreement a non-refundable deposit of $100,000 was made to the Franchisor on behalf of the Company, by related party, White Knight Co., Ltd (“White Knight”).

White Knight is controlled by our sole director, Koichi Ishizuka. The remainder of the franchise fee, $2,600,000, was recorded as payable to the Franchisor as of May 31, 2021. The remaining fee of $2,600,000, due to Jakes Franchising LLC, was paid in full by WBJ on June 9, 2021. On June 9, 2021, upon remittance of the balance of $2,600,000 the Master Franchise Agreement was deemed to be effective and was subsequently, executed by all parties.

During the period ended May 31, 2021, White Knight paid an expense on behalf of WBJ in the amount of $100,000. This payment was considered a loan to WBJ and, prior to its future forgiveness on October 1, 2021, was bearing a 1% annual interest rate, originally payable April 15, 2023. The loan was also unsecured. As mentioned previously, the loan will be forgiven on October 1, 2021.

The remainder of the franchise fee, $2,600,000, due to Jakes Franchising, LLC was recorded as payable to the Franchisor as of May 31, 2021. The $2,600,000, due to Jakes Franchising LLC, was paid in full by WBJ on June 9, 2021. White Knight Co., Ltd. is not owed any monies as of the date of this report as it relates to any loans or debts.

As of May 31, 2021 we utilized office space of White Knight at no cost.

Review, Approval and Ratification of Related Party Transactions

Given our small size and limited financial resources, we have not adopted formal policies and procedures for the review, approval or ratification of transactions, such as those described above, with our executive officer(s), Director(s) and significant stockholders. We intend to establish formal policies and procedures in the future, once we have sufficient resources and have appointed additional Directors, so that such transactions will be subject to the review, approval or ratification of our Board of Directors, or an appropriate committee thereof. On a moving forward basis, our Directors will continue to approve any related party transaction.

Corporate Governance

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the Securities and Exchange Commission (the “SEC”) and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations. The Company has not formally adopted a written code of business conduct and ethics that governs the Company’s employees, officers and Directors as the Company is not required to do so.

In lieu of an Audit Committee, the Company’s Board of Directors, is responsible for reviewing and making recommendations concerning the selection of outside auditors, reviewing the scope, results and effectiveness of the annual audit of the Company's financial statements and other services provided by the Company’s independent public accountants. The Board of Directors, the Chief Executive Officer and the Chief Financial Officer of the Company review the Company's internal accounting controls, practices and policies.

Market Price of & dividends on the registrants common equity & related matters

(a) Market Information.

Our common stock is quoted on the OTC Pink under the symbol “WBBA” There is currently a limited trading market in the Company’s shares of common stock.

Over-the-counter market quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

Quarter Ended	High Bid	Low Bid
July 31, 2021	$0.799	$0.18
April 30, 2021 [1]	$0.475	$0.20

1 We were a party to a corporate reorganization, legally effective as of March 31, 2021. Information regarding this reorganization is detailed herein on page 4. Prior to this reorganization, we have no information to report pursuant to the above table. The quarter ending April 30, 2021 only includes data stemming back to March 31, 2021.

(b) Holders.

As of the date of this current report on Form 8-K, we have 1,010,454,545 shares of common stock, $0.0001 par value, issued and outstanding and 1,000,000 shares of Series A preferred stock, $0.0001 par value, issued and outstanding.

As of the date of this report, we also have approximately 210 shareholders of record. This is inclusive of Cede and Co., which is deemed to be one shareholder of record. For further clarification, Cede & Co. is currently defined by the “NASDAQ”, as “a Nominee name for The Depository Trust Company, a large clearing house that holds shares in its name for banks, brokers and institutions in order to expedite the sale and transfer of stock.”

(c) Dividends.

We have not paid any cash dividends to date and do not anticipate or contemplate paying dividends in the foreseeable future. It is the present intention of our management to utilize all available funds for the development of our business.

LEGAL PROCEEDINGS

From time to time, we may become party to litigation or other legal proceedings that we consider to be a part of the ordinary course of our business. We are not currently involved in legal proceedings that could reasonably be expected to have a material adverse effect on our business, prospects, financial condition or results of operations. We may become involved in material legal proceedings in the future.

RECENT SALES OF UNREGISTERED SECURITIES

On or about July 1, 2021, we sold 9,090,909 shares of restricted common stock to SJ Capital Co., Ltd., a Japanese Company, at a price of $0.20 per share of common stock. The total subscription amount paid by SJ Capital Co., Ltd. was approximately $1,818,181.80 or approximately 200,000,000 Japanese Yen.

SJ Capital Co., Ltd., is owned and controlled by Senju Pharmaceutical Co., Ltd., a Japanese Company.

Mr. Takeshi Sugisawa, the President of SJ Capital Co., Ltd., authorized the above transaction on behalf of SJ Capital Co., Ltd. Both SJ Capital Co., Ltd., and Senju Pharmaceutical Co., Ltd. are considered non-related parties to the Company.

The proceeds from the above sale of shares are to be used by the Company for working capital.

On August 24, 2021, we sold 1,363,636 shares of restricted common stock to Yasuhiko Miyazaki, a Japanese Citizen, at a price of $0.20 per share of common stock. The total subscription amount paid by Yasuhiko Miyazaki was approximately $272,727 or approximately 30,000,000 Japanese Yen. Mr. Yasuhiko Miyazaki is not a related party to the Company. The proceeds from the above sale of shares are to be used by the Company for working capital.

On September 14, 2021 we entered into an “Acquisition Agreement” with White Knight Co., Ltd., a Japan Company, whereas we issued 500,000,000 shares of restricted common stock to White Knight Co., Ltd., in exchange for 100% of the equity interests of WB Burgers Japan Co., Ltd., a Japan Company. Following this transaction, WB Burgers Japan Co., Ltd. became our wholly owned subsidiary which we now operate through.

In regards to all of the above transactions, the Company claims an exemption from registration afforded by Section Regulation S of the Securities Act of 1933, as amended ("Regulation S") for the above sales/issuances of the stock since the sales/issuances of the stock were made to non-U.S. persons (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to offshore transactions, and no directed selling efforts were made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

The aforementioned Acquisition Agreement agreement is attached herein as Exhibit 10.1. All references to the Acquisition Agreement and other exhibits to this Current Report are qualified, in their entirety, by the text of such exhibits.

White Knight Co., Ltd., is owned entirely by our sole officer and Director, Koichi Ishizuka. White Knight Co., Ltd. is our largest controlling shareholder.

DESCRIPTION OF SECURITIES

We have authorized capital stock consisting of 1,500,000,000 shares of common stock, $0.0001 par value per share (“Common Stock”) and 200,000,000 shares of preferred stock, $0.0001 par value per share (“Preferred Stock”). In regards to our Preferred Stock, 1,000,000 shares are designated as Series A Preferred Stock, whereas every one share of Series A Preferred Stock has voting rights equal to 1,000 votes of common stock.

As of the date of this filing we have 1,010,454,545 shares of Common Stock and 1,000,000 shares of Series A Preferred Stock issued and outstanding.

Common Stock

Holders of shares of Common Stock shall be entitled to cast one vote for each share held at all stockholders’ meeting for all purposes, including the election of directors. the Common Stock does not have cumulative voting rights.

No holder of shares of stock of any class or series shall be entitled as a matter of right to subscribe for purchase or receive any part of any new or additional issue of shares of stock of any class or series, or of securities convertible into shares of stock of any class or series, whether now hereafter authorized or whether issued for money, for consideration other than money, or by way of dividend.

We have authorized 1,500,000,000 shares of Common Stock.

Preferred Stock

The Preferred Stock of the corporation shall be issuable by authority of the Board of Director(s) of the Corporation in one or more classes or one or more series within any class and such classes or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences, limitations or restrictions as the Board of Directors of the Corporation may determine, from time to time.

We have 200,000,000 shares of Preferred Stock Authorized. In regards to our Preferred Stock, 1,000,000 shares are designated as Series A Preferred Stock, whereas every one share of Series A Preferred Stock has voting rights equal to 1,000 votes of common stock.

Options and Warrants

None.

Convertible Notes

None.

 INDEMNIFICATION OF OFFICERS AND DIRECTORS

Our directors and officers are indemnified as provided by the Nevada corporate law and our Bylaws. We have agreed to indemnify each of our directors and certain officers against certain liabilities, including liabilities under the Securities Act of 1933. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

 Index to Financial Statements - WB Burgers Japan Co., Ltd.

(Audited)

Page

Report of Independent Registered Public Accounting Firm	F1

Financial Statements:

Balance Sheet	F2

Statement of Operations	F3

Statement of Changes in Stockholder (Deficit)	F4

Statement of Cash Flows	F5

Notes to Audited Financial Statements	F6 - F7

 Index to Financial Statements - WB Burgers Asia, Inc.

(Adjusted)

Note: The set of financial statements disclosed in the below index are included since the fiscal year end of our now wholly owned subsidiary, WB Burgers Japan Co., Ltd. differs from that of WB Burgers Asia, Inc.

WB Burgers Japan Co., Ltd. has a fiscal year end of May 31st whereas we, WB Burgers Asia, Inc., have a fiscal year end of July 31st.

Page

Balance Sheet	F8

Statement of Operations	F9

Statement of Changes in Stockholder (Deficit)	F10-F11

Statement of Cash Flows	F12

Notes to Unaudited Financial Statements	F13 - F16

 Index to Financial Statements - Pro Forma Financial Information

Note: The below Pro Forma Financial Information is included herein to give historical financial information of the registrant given the September 14, 2021 acquisition of WB Burgers Japan Co., Ltd.

Page

Pro Forma Consolidated Balance Sheets	F17

Pro Forma Consolidated Statements of Operations and Comprehensive Loss	F18

Report of Independent Registered Public Accounting Firm

To the shareholders and the board of directors of WB Burgers Japan Co., Ltd.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of WB Burgers Japan Co., Ltd. (the "Company") as of May 31, 2021, the related statement of operations, stockholders' equity (deficit), and cash flows for the period April 14, 2021 (Inception) through May 31, 2021 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of May 31, 2021, and the results of its operations and its cash flows for the period April 14, 2021 (Inception) through May 31, 2021, in conformity with accounting principles generally accepted in the United States.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company’s significant operating losses raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/S BF Borgers CPA PC

BF Borgers CPA PC

We have served as the Company's auditor since 2021

Lakewood, CO

September 16, 2021

-F1-

WB Burgers Japan Co., Ltd.

Balance Sheet

May 31, 2021
ASSETS
CURRENT ASSETS:
Cash	$91,980

Total current assets	91,980

Franchise rights	2,700,000
TOTAL ASSETS	$2,791,980

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	$2,600,000
Total current liabilities	2,600,000

Loan to company – related party, net accumulated interest	100,132
TOTAL LIABILITIES	$2,700,132

STOCKHOLDERS’ EQUITY(DEFICIT):

Common stock (1,000 yen par value, 2,000,000,000 shares authorized, 10,000 shares issued and outstanding as of May 31, 2021)	91,980

Accumulated deficit	(132)
Total Stockholders’ Equity (Deficit)	91,848
TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY (DEFICIT)	$2,791,980

The accompanying notes are an integral part of these audited financial statements.

-F2-

WB Burgers Japan Co., Ltd.

Statement of Operations

For the Period April 14, 2021 (Inception) to May 31, 2021
Operating expenses
-
Total operating expenses	-

Other Income
Interest expense	132
Total Other Income	132

Income (loss) before income taxes provision	(132)

Provision for income taxes	-

Net income (loss)	$(132)

Net income (loss) per common share - basic and diluted	$(0.01)

Weighted average number of common shares outstanding - basic and diluted	10,000

The accompanying notes are an integral part of these audited financial statements.

-F3-

WB Burgers Japan Co., Ltd.
Statement of Changes in Stockholders’ Equity
For the period April 14, 2021 (Inception) to May 31, 2021

	Common Shares	Par Value Common Shares	Additional Paid-in Capital	Retained Earnings (Accumulated Deficit)	Total

Balances, April 14, 2021	$-	$-	$-	$-	$-
Common shares sold to related party	10,000	91,980	-	-	91,980
Net loss	-	-	-	(132)	(132)
Balances, May 31, 2021	$10,000	$91,980	$-	$(132)	$91,848

The accompanying notes are an integral part of these audited financial statements.

-F4-

WB Burgers Japan Co., Ltd.

Statement of Cash Flows

For the Period April 14, 2021 (Inception) to May 31, 2021
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(132)
Adjustment to reconcile net income (loss) to net cash provided by operating activities:

Changes in current assets and liabilities:
Accounts payable	2,600,000

Net cash provided by operating activities	2,599,868

CASH FLOWS FROM INVESTING ACTIVITIES:
Franchise rights	$(2,700,000)
Net cash used in investing activities	(2,700,000)

CASH FLOWS FROM FINANCING ACTIVITIES:
Common shares sold to related party	$91,980
Loan from related party	100,132
Cash flows provided by financing activities	192,112

Net change in cash	$91,980
Beginning cash balance	-
Ending cash balance	$91,980

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid	$-
Income taxes paid	$-

The accompanying notes are an integral part of these audited financial statements.

-F5-

WB Burgers Japan Co., Ltd.

Notes to the Financial Statements

For the Period April 14, 2021 (Inception) to May 31, 2021

Note 1 – Organization and Description of Business

WB Burgers Japan Co. Ltd. (the “Company,” “we,” “us,” or “our”), was incorporated on April 14, 2021 in Tokyo, Japan.

Description of Business

The purpose of the Company shall be to engage in the following business activities:

1. Operate and establish restaurant businesses that serve processed foods, coffee, tea and related products;

2. Recruit, promote, and support others to open up restaurants in combination with any master franchising rights we may obtain during the course of business.

3. Manufacture, process, and sell various foods and beverages, including but not limited to burgers, seasonings, high-end food products, beverages, etc.

4. Manufacturing and delivery of lunch boxes, ready-made meals, and other processed foods;

Our headquarters is located in Minato Ward, Tokyo, Japan.

The Company’s fiscal year-end is May 31st.

Recent Developments

In January 2020, the World Health Organization (the “WHO”) announced a global health emergency because of a new strain of coronavirus (“COVID-19”) originating in Wuhan, China and the risks to the international community as the virus spread globally beyond its point of origin. In March 2020, the WHO classified the COVID-19 outbreak as a pandemic based on the rapid increase in global exposure.

Our operations have not been significantly impacted. No impairments were recorded as of May 31, 2021 and no triggering events or changes in circumstances had occurred. However, the full impact of the COVID-19 pandemic continues to evolve subsequent to the fiscal year ended May 31, 2021 and as of the date these financial statements are issued. As such, the full magnitude of the COVID-19 pandemic, and the resulting impact, if any, on the Company’s financial condition, liquidity, and future results of operations is uncertain. Management is actively monitoring the global situation on our financial condition, liquidity, operations, suppliers, industry, and customers. Reduced demand for products or impaired ability to meet customer demand (including as a result of disruptions at the Company’s suppliers) could have a material adverse effect on its business operations and financial performance. Given the daily evolution of the COVID-19 pandemic and the global responses to curb its spread, the Company is not presently able to estimate the effects of the COVID-19 pandemic on its results of operations, financial condition, or liquidity for the current fiscal year. As of the date of this filing, the Company’s recently commenced business operations have not been impacted.

Note 2 – Basis of Presentation and Significant Accounting Policies

Basis of Presentation

This summary of significant accounting policies is presented to assist in understanding the Company's financial statements. These accounting policies conform to accounting principles, generally accepted in the United States of America (“US GAAP”) and have been consistently applied in the preparation of the financial statements.

Income Tax

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the recorded book basis and the tax basis of assets and liabilities for financial and income tax reporting. Deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes are also recognized for operating losses that are available to offset future taxable income and tax credits that are available to offset future federal income taxes. The Company believes that its income tax filing positions and deductions will be sustained on audit and does not anticipate any adjustments that will result in a material adverse effect on the Company’s financial condition, results of operations, or cash flow. Therefore, no reserves for uncertain income tax positions have been recorded pursuant to ASC 740.

Fair Value of Financial Instruments

The Company’s balance sheet includes certain financial instruments. The carrying amounts of current assets and current liabilities approximate their fair value because of the relatively short period of time between the origination of these instruments and their expected realization.

ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) an entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 – Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

•	Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (e.g., interest rates); and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•	Level 3 - Inputs that are both significant to the fair value measurement and unobservable.

-F6-

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of May 31, 2021. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values due to the short-term nature of these instruments. These financial instruments include accrued expenses.

Share-Based Compensation

The Company measures the cost of services received in exchange for an award of equity instruments based on the fair value of the award. For employees and directors and non-employees, the fair value of the award is measured on the grant date. The fair value amount is then recognized over the period during which services are required to be provided in exchange for the award, usually the vesting period.

The Company’s stock-based compensation for the period ended May 31, 2021 was $0.

Recently Adopted Accounting Pronouncements

The Company has adopted the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 350 provides guidance on financial accounting and reporting related to franchise rights and other intangibles for U.S. GAAP. Per ASC 350, originally issued as Financial Accounting Standards No. 142 in June 2001 and subsequently updated by Accounting Standards Update (“ASU”) 2010-28, franchise rights are not amortized, but tested for impairment at the reporting unit level (the operating segment or one level below). Under the rules, if conditions exist that it is “more likely than not” that fair value of reporting unit is less than its carrying value, then a two-step impairment test is performed to identify potential franchise rights impairment and measure the amount of loss to be recognized (if any). This franchise rights impairment test is required at least annually, or more frequently if certain events occur and circumstances change. No impairments were recorded as of May 31, 2021. Management determined that there has been no significant reduction in the fair market value of the franchise rights and no triggering events or changes in circumstances had occurred to require an impairment test.

Note 3 – Going Concern

The Company’s financial statements are prepared in accordance with GAAP applicable to a going concern that contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company considered its going concern disclosure requirements in accordance with ASC 240-40-50.

The Company did not generate any revenue during the period ended May 31, 2021. Management plans to fund operating expenses with related party loans until the Company realizes sufficient revenue to cover operating expenses. There is no assurance that management's plan will be successful.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary if the Company cannot continue as a going concern.

Note 4 – Income Tax

The Company has not recognized an income tax benefit for its operating losses generated based on uncertainties concerning its ability to generate taxable income in future periods. The tax benefit for the period presented is offset by a valuation allowance established against deferred tax assets arising from the net operating losses, the realization of which could not be considered more likely than not. In future periods, tax benefits and related deferred tax assets will be recognized when management considers realization of such amounts to be more likely than not. As of April 30, 2021, the Company has incurred a net loss of approximately $132 which resulted in a net operating loss for income tax purposes.  The loss results in a deferred tax asset of approximately $28 at the effective statutory rate of 21%. The deferred tax asset has been offset by an equal valuation allowance. Given our inception on April 14, 2021, and our fiscal year end of May 31, 2021, we have completed only one taxable fiscal year.

Note 5 – Commitments and Contingencies

The Company follows ASC 450-20, Loss Contingencies, to report accounting for contingencies.  Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated. There were no commitments or contingencies as of May 31, 2021 other than the below:

On April 14, 2021 the Company entered into a Master Franchise Agreement, “the Master Franchise Agreement”, with Jake’s Franchising, LLC (“Franchisor”). The Master Franchise Agreement provides the Company the rights to establish and operate Wayback Burgers restaurants in the country of Japan, and license affiliated and unaffiliated third parties (“Franchisees”) to establish and operate Wayback Burgers restaurants in the Country of Japan. The Master Franchise Agreement, amongst other things, also provides the Company the right of first refusal to enter into a subsequent Master Franchise Agreement with Jake’s Franchising, LLC to establish and operate Wayback Burgers restaurants in the Countries of Indonesia, Malaysia (Eastern Malaysia only, Western Malaysia if it becomes available as it is currently licensed to another party), the Philippines, Vietnam, China, India, Korea, Thailand, Singapore, and Taiwan.

Upon entering into the Master Franchise Agreement a non-refundable deposit of $100,000 was made to the Franchisor on behalf of the Company, by related party, White Knight Co., Ltd (“White Knight”).

White Knight is controlled by our sole director, Koichi Ishizuka. The remainder of the franchise fee, $2,600,000, was recorded as payable to the Franchisor as of May 31, 2021. The remaining fee of $2,600,000, due to Jakes Franchising LLC, was paid in full by the Company on June 9, 2021. On June 9, 2021, upon remittance of the balance of $2,600,000 the Master Franchise Agreement was deemed to be effective and was subsequently, executed by all parties.

Note 6 – Stockholder Equity

Common Shares Issued

During the period ended May 31, 2021, 10,000 shares of common stock were sold to related party White Knight Co., Ltd (“White Knight”). White Knight is controlled by our sole director, Koichi Ishizuka.

Note 7 – Related-Party Transactions

Common shares

During the period ended May 31, 2021, 10,000 shares of common stock were sold to related party White Knight Co., Ltd (“White Knight”). White Knight is controlled by our sole director, Koichi Ishizuka.

Loan to Company

During the period ended May 31, 2021, White Knight paid an expense on behalf of the Company totaling $100,000. This payment is considered a loan to the Company and is bearing 1% annual interest and payable April 15, 2023. The loan is unsecured.

Office Space

The Company utilizes the office space of related party White Knight at no cost.

Note 8 – Subsequent Events

On June 9, 2021, the balance of payment due pursuant to aforementioned Master Franchise Agreement, in the amount of $2,600,000, was remitted to Jakes’ Franchising, LLC, a Delaware Limited Liability Company. Upon remittance of the balance of $2,600,000 the Master Franchise Agreement was deemed to be effective and was subsequently, executed by all parties.

On September 14, 2021 our controlling shareholder, White Knight Co., Ltd. exchanged its equity interests in WB Burgers Japan Co., Ltd., for 500,000,000 shares of restricted common stock of WB Burgers Asia, Inc., a Nevada Company. Following this transaction, WB Burgers Asia, Inc., became our parent Company owning 100% of WB Burgers Japan Co., Ltd. Pursuant to the aforementioned change in control, White Knight Co., Ltd. agrees to forgive any outstanding loans with WB Burgers Japan Co., Ltd. as of October 1, 2021.

-F7-

WB Burgers Asia, Inc.

	May 31, 2021 (Unaudited)	July 31, 2020 (Audited)

TOTAL ASSETS	$-	$-

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current Liabilities

Accrued expenses	$5,000	$-
Total Current Liabilities	5,000	-
TOTAL LIABILITIES	5,000	-

Stockholders’ Equity (Deficit)
Preferred stock ($.0001 par value, 200,000,000 shares authorized; 1,000,000 and 0 issued and outstanding as of May 31, 2021 and July 31, 2020, respectively)	100	-

Common stock ($.0001 par value, 500,000,000 shares authorized, 500,000,000 shares at $.0001 par value and 1,000,000 shares at $.001 par value issued and outstanding as of May 31, 2021 and July 31, 2020, respectively)	50,000	1,000
Additional paid-in capital	63,087	1,074
Accumulated deficit	(118,187)	(2,074)
Total Stockholders’ Equity (Deficit)	(5,000)	-

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY (DEFICIT)	$-	$-

The accompanying notes are an integral part of these unaudited financial statements.

-F8-

WB Burgers Asia, Inc.

Statement of Operations

(Unaudited)

	For the Three Months Ended May 31, 2021	For the Ten Months Ended May 31, 2021	For the Three Months Ended May 31, 2020	For the Period August 30, 2019 (Inception) to May 31, 2020

Operating expenses
General and administrative expenses	$107,013	$116,113	$-	$2,074
Total operating expenses	107,013	116,113	-	2,074
Net loss	$(107,013)	(116,113)	$-	$(2,074)
Basic and Diluted net loss per common share	$(0.00)	(0.00)	$-	$(0.00)
Weighted average number of common shares outstanding - Basic and Diluted	500,000,000	500,000,000	1,000,000	1,000,000

The accompanying notes are an integral part of these unaudited financial statements.

-F9-

WB Burgers Asia, Inc.

Statement of Changes in Stockholders’ Equity (Deficit)

For the Period August 1, 2020 to May 31, 2021

	Common Shares	Par Value Common Shares	Series A Preferred Shares	Par Value Series A Preferred Shares	Additional Paid-in Capital	Accumulated Deficit	Total

Balances, July 31, 2020	1,000,000	$1,000	-	$-	$1,074	$(2,074)	$-
Net loss	-	-	-	-	-	(750)	(750)
Balances, October 31, 2020	1,000,000	$1,000	-	$-	$1,074	$(2,824)	$(750)
Expenses paid on behalf of the Company and contributed to capital	-	-	-	-	6,950	-	6,950
Net loss	-	-	-	-	-	(8,050)	(8,050)
Balances, January 31, 2021	1,000,000	$1,000	-	-	$8,024	$(10,874)	$(1,850)
Common shares returned to the Company	(1,000,000)	(1,000)	-	-	1,000	-	-
Common shares issued after reorganization	500,000,000	50,000	-	-	(50,000)	-	-
Series A preferred shares issued after reorganization	-	-	1,000,000	100	99,900	-	100,000
Expenses paid on behalf of the Company and contributed to capital	-	-	-	-	4,163	-	4,163
Net loss	-	-	-	-	-	(107,313)	(107,313)
Balances, May 31, 2021	1,000,000	$50,000	1,000,000	$100	$63,087	$(118,187)	$(5,000)

-F10-

WB Burgers Asia, Inc.

Statement of Changes in Stockholders’ Equity (Deficit)

For the Period August 30, 2019 (Inception) to May 31, 2020

	Common Shares	Par Value Common Shares	Additional Paid-in Capital	Accumulated Deficit	Total

Balances, August 30, 2019	-	$-	$-	$-	$-

Common shares issued as compensation for services rendered to the company	1,000,000	1,000	-	-	1,000
Expenses paid on behalf of the Company and contributed to capital	-	-	1,074	-	1,074
Net loss	-	-		(2,074)	(2,074)
Balances, October 31, 2019	1,000,000	$1,000	$1,074	$(2,074)	$-
Balances, January 31, 2020	1,000,000	$1,000	$1,074	$(2,074)	$-
Balances, May 31, 2020	1,000,000	$1,000	$1,074	$(2,074)	$-

The accompanying notes are an integral part of these unaudited financial statements.

-F11-

WB Burgers Asia, Inc.

Statement of Cash Flows

(Unaudited)

	For the Ten Months Ended May 31, 2021	For the Period August 30, 2019 (Inception) to May 31, 2020
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(116,113)	$(2,074)
Adjustment to reconcile net loss to net cash provided by (used in) operating activities:
Common stock issued as compensation	-	1,000
Preferred stock issued as compensation	100,000	-
Changes in current assets and liabilities:
Accrued expenses	5,000	-
Net cash used in operating activities	(11,113)	(1,074)

CASH FLOWS FROM FINANCING ACTIVITIES
Expenses contributed to capital	11,113	1,074
Net cash provided by financing activities	11,113	1,074
Net increase(decrease) in cash and cash equivalents	$-	$-
Beginning cash balance	-	-
Ending cash balance	$-	$-
Cash paid for:
Interest	$-	$-
Income taxes	$-	$-

The accompanying notes are an integral part of these unaudited financial statements.

-F12-

WB Burgers Asia, Inc.

Notes to Financial Statements

 (Unaudited)

Note 1 – Organization and Description of Business

We were originally incorporated in the state of Nevada on August 30, 2019, under the name Business Solutions Plus, Inc.

On August 30, 2019, Paul Moody was appointed Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer, and Director.

On February 9, 2021, the Company filed, with the Secretary of State of Nevada (“NSOS”), Restated Articles of Incorporation.

On March 4, 2021, Business Solutions Plus, Inc., (the “Company” or “Successor”) announced on Form 8-K plans to participate in a holding company reorganization (“the Reorganization” or “Merger”) with InterActive Leisure Systems, Inc. (“IALS” or “Predecessor”), the Company and Business Solutions Merger Sub, Inc. (“Merger Sub”), collectively (the “Constituent Corporations”) pursuant to NRS 92A.180, NRS A.200, NRS 92A.230 and NRS 92A.250.

Immediately prior to the Reorganization, the Company was a direct and wholly owned subsidiary of Interactive Leisure Systems, Inc. and Business Solutions Merger Sub, Inc. was a direct and wholly owned subsidiary of the Company.

As disclosed in our 8-K filed on March 26, 2021, the above mentioned Reorganization was legally effective as of March 31, 2021.

Each share of Predecessor’s common stock issued and outstanding immediately prior to the Effective Time was converted into one validly issued, fully paid and non-assessable share of Successor common stock. The control shareholder, (at the time) of the Predecessor, Flint Consulting Services, LLC, (“Flint”) a Wyoming limited liability company became the same control shareholder of the Successor. Jeffrey DeNunzio, as sole member of Flint is (was) deemed to be the indirect and beneficial holder of 405,516,868 shares of Common Stock and 1,000,000 shares of Series A Preferred Stock of the Company representing approximately 93.70% voting control of the Company. Paul Moody, (our now former sole officer/director), was the same officer/director of the Predecessor. There are/were no other shareholders or any officer/director holding at least 5% of the outstanding voting shares of the Company.

Immediately prior to the Effective Time, and under the respective articles of incorporation of Predecessor and Successor, the Successor Capital Stock had the same designations, rights, and powers and preferences, and the qualifications, limitations and restrictions thereof, as the Predecessor Capital Stock which was automatically converted pursuant to the reorganization.

Immediately prior to the Effective Time, the articles of incorporation and bylaws of Successor, as the holding company, contain provisions identical to the Articles of Incorporation and Bylaws of Predecessor immediately prior to the merger, other than as permitted by NRS 92A.200.

Immediately prior to the Effective Time, the articles of incorporation of Predecessor stated that any act or transaction by or involving the Predecessor, other than the election or removal of directors of the Predecessor, that requires for its adoption under the NRS or the Articles of Incorporation of Predecessor the approval of the stockholders of the Predecessor, shall require in addition the approval of the stockholders of Successor (or any successor thereto by merger), by the same vote as is required by the articles of Incorporation and/or the bylaws of the Predecessor.

Immediately prior to the Effective Time, the articles of incorporation and bylaws of Successor and Merger Sub were identical to the articles of incorporation and bylaws of Predecessor immediately prior to the merger, other than as permitted by NRS 92A.200;

The Boards of Directors of Predecessor, Successor, and Merger Sub approved the Reorganization, shareholder approval not being required pursuant to NRS 92A.180;

The Reorganization constituted a tax-free organization pursuant to Section 368(a)(1) of the Internal Revenue Code;

Successor common stock traded in the OTC Markets under the Predecessor ticker symbol “IALS” under which the common stock of Predecessor previously listed and traded until the new ticker symbol “BSPI” was announced April 14, 2021 on the Financial Industry Regulatory Authority’s daily list with a market effective date of April 15, 2021. The CUSIP Number 45841W107 for IALS’s common stock was suspended upon market effectiveness. The Company received a new CUSIP Number 12330M107.

After completion of the Holding Company Reorganization, the Company cancelled all of its stock held in Predecessor resulting in the Company as a stand-alone and separate entity with no subsidiaries, no assets and negligible liabilities. The Company abandoned the business plan of its Predecessor and resumed its former business plan of a blank check company after completion of the Merger.

On May 4, 2021, Business Solutions Plus, Inc., a Nevada Corporation (the “Company”), entered into a Share Purchase Agreement (the “Agreement”) by and among Flint Consulting Services, LLC, a Wyoming Limited Liability Company (“FLINT”), and White Knight Co., Ltd., a Japan Company (“WKC”), pursuant to which, on May 7, 2021, (“Closing Date”) , FLINT sold 405,516,868 shares of the Company’s Restricted Common Stock and 1,000,000 Shares of Series A Preferred Stock, representing approximately 93.70% voting control of the Company. WKC paid consideration of three hundred twenty-five thousand dollars ($325,000) (the “Purchase Price”). The consummation of the transactions contemplated by the Agreement resulted in a change in control of the Company, with WKC becoming the Company’s largest controlling stockholder.

The sole shareholder of White Knight Co., Ltd., a Japanese Company, is Koichi Ishizuka.

On May 7, 2021, Mr. Paul Moody resigned as the Company’s Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer, and Director.

On May 7, 2021, Mr. Koichi Ishizuka was appointed as the Company’s Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer, and Director.

As of May 31, 2021, the Company had not yet commenced any operations.

The Company has elected July 31st as its year end.

Note 2 – Summary of Significant Accounting Policies

Basis of Presentation

This summary of significant accounting policies is presented to assist in understanding the Company's financial statements. These accounting policies conform to accounting principles, generally accepted in the United States of America, and have been consistently applied in the preparation of the financial statements.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In the opinion of management, all adjustments necessary in order to make the financial statements not misleading have been included. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents at May 31, 2021 and July 31, 2020 were $0.

-F13-

Income Taxes

The Company accounts for income taxes under ASC 740, “Income Taxes.”  Under the asset and liability method of ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period the enactment occurs.  A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations. No deferred tax assets or liabilities were recognized at May 31, 2021 and July 31, 2020.

Basic Earnings (Loss) Per Share

The Company computes basic and diluted earnings (loss) per share in accordance with ASC Topic 260, Earnings per Share. Basic earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of common shares outstanding during the reporting period. Diluted earnings (loss) per share reflects the potential dilution that could occur if stock options and other commitments to issue common stock were exercised or equity awards vest resulting in the issuance of common stock that could share in the earnings of the Company.

The Company does not have any potentially dilutive instruments as of May 31, 2021 and, thus, anti-dilution issues are not applicable.

Fair Value of Financial Instruments

The Company’s balance sheet includes certain financial instruments. The carrying amounts of current assets and current liabilities approximate their fair value because of the relatively short period of time between the origination of these instruments and their expected realization.

ASC 820, Fair Value Measurements and Disclosures, defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) an entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

- Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

- Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (e.g., interest rates); and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

- Level 3 - Inputs that are both significant to the fair value measurement and unobservable.

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of May 31, 2021. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values due to the short-term nature of these instruments. These financial instruments include accrued expenses.

Related Parties

The Company follows ASC 850, Related Party Disclosures, for the identification of related parties and disclosure of related party transactions.

Share-Based Compensation

ASC 718, “Compensation – Stock Compensation”, prescribes accounting and reporting standards for all share-based payment transactions in which employee services are acquired. Transactions include incurring liabilities, or issuing or offering to issue shares, options, and other equity instruments such as employee stock ownership plans and stock appreciation rights. Share-based payments to employees, including grants of employee stock options, are recognized as compensation expense in the financial statements based on their fair values. That expense is recognized over the period during which an employee is required to provide services in exchange for the award, known as the requisite service period (usually the vesting period).

The Company accounts for stock-based compensation issued to non-employees and consultants in accordance with the provisions of ASC 505-50, “Equity – Based Payments to Non-Employees.”  Measurement of share-based payment transactions with non-employees is based on the fair value of whichever is more reliably measurable:  (a) the goods or services received; or (b) the equity instruments issued.  The fair value of the share-based payment transaction is determined at the earlier of performance commitment date or performance completion date.

The Company had no stock-based compensation plans as of May 31, 2021.

The Company’s stock-based compensation for the periods ended May 31, 2021 and July 31, 2020 were $100,000 and $1,000, respectively.

Recently Issued Accounting Pronouncements

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). ASU 2016-02 is amended by ASU 2018-01, ASU2018-10, ASU 2018-11, ASU 2018-20 and ASU 2019-01, which FASB issued in January 2018, July 2018, July 2018, December 2018 and March 2019, respectively (collectively, the amended ASU 2016-02). The amended ASU 2016-02 requires lessees to recognize on the balance sheet a right-of-use asset, representing its right to use the underlying asset for the lease term, and a lease liability for all leases with terms greater than 12 months. The recognition, measurement, and presentation of expenses and cash flows arising from a lease by a lessee have not significantly changed from current GAAP. The amended ASU 2016-02 retains a distinction between finance leases (i.e. capital leases under current GAAP) and operating leases. The classification criteria for distinguishing between finance leases and operating leases will be substantially similar to the classification criteria for distinguishing between capital leases and operating leases under current GAAP. The amended ASU 2016-02 also requires qualitative and quantitative disclosures designed to assess the amount, timing, and uncertainty of cash flows arising from leases. A modified retrospective transition approach is permitted to be used when an entity adopts the amended ASU 2016-02, which includes a number of optional practical expedients that entities may elect to apply.

-F14-

We have no assets and or leases as of May 31, 2021 and do not believe we will be impacted in the foreseeable future by the newly adopted accounting standard(s) mentioned above.

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new pronouncements that have been issued that might have a material impact on its financial position or results of operations.

Note 3 – Going Concern

The Company’s financial statements are prepared in accordance with generally accepted accounting principles applicable to a going concern that contemplates the realization of assets and liquidation of liabilities in the normal course of business.

The Company demonstrates adverse conditions that raise substantial doubt about the Company's ability to continue as a going concern for one year following the issuance of these financial statements. These adverse conditions are negative financial trends, specifically operating loss, working capital deficiency, and other adverse key financial ratios.

The Company has not established any source of revenue to cover its operating costs. Management plans to fund operating expenses with related party contributions to capital and the sale of shares of stock. There is no assurance that management's plan will be successful. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event that the Company cannot continue as a going concern.

Note 4 – Income Taxes

The Company has not recognized an income tax benefit for its operating losses generated based on uncertainties concerning its ability to generate taxable income in future periods. The tax benefit for the period presented is offset by a valuation allowance established against deferred tax assets arising from the net operating losses, the realization of which could not be considered more likely than not. In future periods, tax benefits and related deferred tax assets will be recognized when management considers realization of such amounts to be more likely than not.

As of May 31, 2021, the Company has incurred a net loss of approximately $18,187 which resulted in a net operating loss for income tax purposes.  The loss results in a deferred tax asset of approximately $3,819 at the effective statutory rate of 21%. The deferred tax asset has been offset by an equal valuation allowance. Given our inception on August 30, 2019, and our fiscal year end of July 31, 2020, we had completed only one taxable fiscal year as of May 31, 2021.

Note 5 – Commitments and Contingencies

The Company follows ASC 450-20, Loss Contingencies, to report accounting for contingencies.  Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated. There were no commitments or contingencies as of May 31, 2021.

Note 6 – Accrued Expenses

Accrued expenses totaled $5,000 and $0 as of May 31, 2021 and July 31, 2020, respectively, and consisted primarily of professional fees.

Note 7 – Shareholder Equity

Preferred Stock

The authorized preferred stock of the Company consists of 200,000,000 shares with a par value of $0.0001. There were 1,000,000 shares issued and outstanding as of May 31, 2021 and no shares issued and outstanding as of July 31, 2020.

On February 9, 2021, the Company filed, with the Secretary of State of Nevada, (“NSOS”) Restated Articles of Incorporation which amended the par value and authorized preferred stock. The Company withdrew its designated Series Z Preferred Stock and designated a new class of preferred stock described as Series A Preferred Stock. No shares of Preferred Stock of any series were issued and outstanding prior to or after the recording of the Restated Articles of Incorporation with NSOS. . After the amendment, total authorized shares were 700,000,000, 500,000,000 common shares and 200,000,000 preferred shares, both with a par value of $.0001.

On March 4, 2021, the Company announced on Form 8-K plans to participate in a holding company reorganization (“the Reorganization” or “Merger”) with InterActive Leisure Systems, Inc. (“IALS” or “Predecessor”), the Company and Business Solutions Merger Sub, Inc. (“Merger Sub”), collectively (the “Constituent Corporations”) pursuant to NRS 92A.180, NRS A.200, NRS 92A.230 and NRS 92A.250.

Immediately prior to the Reorganization, the Company was a direct and wholly owned subsidiary of Interactive Leisure Systems, Inc. and Business Solutions Merger Sub, Inc. was a direct and wholly owned subsidiary of the Company.

As disclosed in our 8-K filed on March 26, 2021, the above-mentioned Reorganization was legally effective as of March 31, 2021.

Each share of Predecessor’s common stock issued and outstanding immediately prior to the Effective Time was converted into one validly issued, fully paid and non-assessable share of Successor common stock. The control shareholder of the Predecessor, Flint Consulting Services, LLC, (“Flint”) a Wyoming limited liability company became the same control shareholder of the Successor. Jeffrey DeNunzio, as sole member of Flint is (now was) deemed to be the indirect and beneficial holder 1,000,000 shares of Series A Preferred Stock of the Company. Paul Moody, our former sole officer/director is the same officer/director of the Predecessor. The Series A Preferred shares were valued at $.10 per share when issued.

On May 4, 2021, the Company entered into a Share Purchase Agreement (the “Agreement”) by and among Flint Consulting Services, LLC, a Wyoming Limited Liability Company (“FLINT”), and White Knight Co., Ltd., a Japan Company (“WKC”), pursuant to which, on May 7, 2021, (“Closing Date”) , FLINT sold 405,516,868 shares of the Company’s Restricted Common Stock and 1,000,000 Shares of Series A Preferred Stock, representing approximately 93.70% voting control of the Company. WKC paid consideration of three hundred twenty-five thousand dollars ($325,000) (the “Purchase Price”). The consummation of the transactions contemplated by the Agreement resulted in a change in control of the Company, with WKC becoming the Company’s largest controlling stockholder.

The sole shareholder of White Knight Co., Ltd., a Japanese Company, is Koichi Ishizuka.

Common Stock

The authorized common stock of the Company consists of 500,000,000 shares with a par value of $0.0001 at May 31, 2021 and with a par value of $.001 at July 31, 2020 . There were 500,000,000 shares of common stock issued and outstanding as of May 31, 2021 and 1,000,000 shares issued and outstanding as of July 31, 2020.

On February 9, 2021, the Company filed, with the Secretary of State of Nevada, (“NSOS”) Restated Articles of Incorporation which amended the Company’s par value and authorized common stock. .. After the amendment, total authorized shares were 700,000,000, 500,000,000 common shares and 200,000,000 preferred shares, both with a par value of $.0001.

On August 30, 2019, 1,000,000 common shares were issued to Flint Consulting Services for development of the Company’s business plan.

On March 3, 2021, 1,000,000 common shares of the Company held and owned by Flint Consulting Services, LLC were cancelled and returned to the treasury of the Company. This action resulted in no shares issued and outstanding. On March 4, 2021, The Company announced on Form 8-K plans to participate in a holding company reorganization (“the Reorganization” or “Merger”) with InterActive Leisure Systems, Inc. (“IALS” or “Predecessor”), the Company and Business Solutions Merger Sub, Inc. (“Merger Sub”), collectively (the “Constituent Corporations”) pursuant to NRS 92A.180, NRS A.200, NRS 92A.230 and NRS 92A.250.

-F15-

Immediately prior to the Reorganization, the Company was a direct and wholly owned subsidiary of Interactive Leisure Systems, Inc. and Business Solutions Merger Sub, Inc. was a direct and wholly owned subsidiary of the Company.

As disclosed in our 8-K filed on March 26, 2021, the above-mentioned Reorganization was legally effective as of March 31, 2021.

Each share of Predecessor’s common stock issued and outstanding immediately prior to the Effective Time was converted into one validly issued, fully paid and non-assessable share of Successor common stock. The control shareholder of the Predecessor, Flint Consulting Services, LLC, (“Flint”) a Wyoming limited liability company became the same control shareholder of the Successor.

On May 4, 2021, the Company entered into a Share Purchase Agreement (the “Agreement”) by and among Flint Consulting Services, LLC, a Wyoming Limited Liability Company (“FLINT”), and White Knight Co., Ltd., a Japan Company (“WKC”), pursuant to which, on May 7, 2021, (“Closing Date”) , FLINT sold 405,516,868 shares of the Company’s Restricted Common Stock and 1,000,000 Shares of Series A Preferred Stock, representing approximately 93.70% voting control of the Company. WKC paid consideration of three hundred twenty-five thousand dollars ($325,000) (the “Purchase Price”). The consummation of the transactions contemplated by the Agreement resulted in a change in control of the Company, with WKC becoming the Company’s largest controlling stockholder.

The sole shareholder of White Knight Co., Ltd., a Japanese Company, is Koichi Ishizuka.

Additional Paid-In Capital

The Company’s sole officer and director, Koichi Ishizuka, paid expenses on behalf of the Company totaling $600 during the period ended May 31, 2021. The Company’s former sole officer and director, Paul Moody, paid expenses on behalf of the company totaling $4,013 during the period ended May 31, 2021. Former related party, Jeffrey DeNunzio, paid expenses on behalf of the company totaling $6,500 during the period ended May 31, 2021.

The $11,113 in total payments are considered contributions to the company with no expectation of repayment and are posted as additional paid-in capital.

The Company’s former sole officer and director, Paul Moody, paid expenses on behalf of the company totaling $1,074 during the period ended July 31, 2020.

The $1,074 in total payments are considered contributions to the company with no expectation of repayment and are posted as additional paid-in capital.

Note 8 – Related-Party Transactions

Office Space

We utilize the home office space and equipment of our management at no cost.

Note 9 – Subsequent Events

On July 1, 2021 we filed an amendment to our Articles of Incorporation with the Nevada Secretary of State, resulting in an increase to our authorized shares of common stock from 500,000,000 to 1,500,000,000.

A Certificate of Amendment to change our name, from Business Solutions Plus, Inc., to WB Burgers Asia, Inc. was filed with the Nevada Secretary of State on June 18, 2021 with a legal effective date of July 2, 2021. The name change to WB Burgers Asia, Inc., as well as a change of our ticker symbol from BSPI to WBBA, was announced by FINRA, via their “daily list”, on July 7, 2021, with a market effective date of both on July 8, 2021. The new CUSIP number associated with our common stock, as of the market effective date of July 8, 2021, is 94684P100.

On August 30, 2021, our largest controlling shareholder, White Knight Co., Ltd., a Japanese Company, owned and controlled by our sole officer and Director, Koichi Ishizuka, sold a total of 353,181,818 shares of restricted common stock of the Company to the following parties in the respective quantities:

Name of Purchaser	Common Shares Purchased	Price Paid Per Share	Total Amount Paid ($)
Koichi Ishizuka	101,363,636	$0.0001	10,136.00
Rei Ishizuka [1]	50,000,000	$0.0001	5,000.00
Kiyoshi Noda	100,909,091	$0.0001	10,091.00
Yuma Muranushi	100,909,091	$0.0001	10,091.00

1 Rei Ishizuka is the wife of our sole officer and Director, Mr. Koichi Ishizuka.

In regards to all of the above transactions White Knight Co., Ltd. claims an exemption from registration afforded by Section Regulation S of the Securities Act of 1933, as amended ("Regulation S") for the above sales of the stock since the sales of the stock were made to non-U.S. persons (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to offshore transactions, and no directed selling efforts were made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

On September 14, 2021 we entered into an “Acquisition Agreement” with White Knight Co., Ltd., a Japan Company, whereas we issued 500,000,000 shares of restricted common stock to White Knight Co., Ltd., in exchange for 100% of the equity interests of WB Burgers Japan Co., Ltd., a Japan Company. Pursuant to the agreement, on October 1, 2021, White Knight Co., Ltd. agrees to forgive any outstanding loans with WB Burgers Japan Co., Ltd. as of October 1, 2021. Following this transaction, WB Burgers Japan Co., Ltd. became our wholly owned subsidiary which we now operate through.

In regards to the above transaction, the Company claims an exemption from registration afforded by Section Regulation S of the Securities Act of 1933, as amended ("Regulation S") for the above sales/issuances of the stock since the sales/issuances of the stock were made to non-U.S. persons (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to offshore transactions, and no directed selling efforts were made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

White Knight Co., Ltd., is owned entirely by our sole officer and Director, Koichi Ishizuka. White Knight Co., Ltd. is our largest controlling shareholder.

Following the adoption of the business plan of our wholly owned subsidiary, WB Burgers Japan Co., Ltd., on September 14, 2021, we ceased to be a shell company.

-F16-

The following unaudited pro forma consolidated financial statements are based on our historical consolidated financial statements and WB Burgers Asia’s historical financial statements as adjusted to give effect to May 31, 2021 acquisition of WB Burgers Japan Co. The unaudited pro forma consolidated balance sheet as of May 31, 2021 gives effect to the acquisition of WB Burgers Japan Co. as if it had occurred on May 31, 2021. The pro forma combined financial statements do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the acquisition occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

WB BURGERS ASIA, INC.
(UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS)

	WB BURGERS ASIA, INC.	WB BURGERS JAPAN CO., LTD.			Consolidated
	May 31, 2021	May 31, 2021	Pro Forma		Pro Forma
			Adjustment		Result
ASSETS
Current Assets
Cash and cash equivalents	$-	$91,980	$-		$91,980

TOTAL CURRENT ASSETS	-	91.980	-		91,980

Franchise rights	-	2,700,000	-		2,700,000

TOTAL NONCURRENT ASSETS	-	2,700,000	-		2,700,000

TOTAL ASSETS	$-	$2,791,980	$-		$2,791,980

LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$-	$2,600,000	$-		$2,600,000
Accrued expenses	5,000	-	-		5,000
TOTAL CURRENT LIABILITIES	5,000	2,600,000	-		2,605,000

Loan to company – related party, net accumulated interest	-	100,132	-		100,132

TOTAL LIABILITIES	5,000	2,700,132	-		2,705,132

SHAREHOLDERS’ DEFICIT
Preferred stock ($.0001 par value, 200,000,000 shares authorized;
1,000,000 issued and outstanding as of May 31, 2021)	100	-	-		100
Common stock ($.0001 par value, 500,000,000 shares authorized,
5,000,000 shares issued and outstanding as of May 31, 2021)	50,000	-		-	50,000
Common stock (1,000 yes par value, 2,000,000,000 shares authorized,
10,000 shares issued and outstanding as of May 31, 2021	-	91,980	(91,980)		-
Additional paid in capital	63,087	-	91,980		155,067
Accumulated deficit	(118,187)	(132)	-		(118,319)

TOTAL SHAREHOLDERS’ DEFICIT	(5,000)	91,848	-		86,848

TOTAL LIABILITIES & STOCKHOLDERS’ DEFICIT	$-	$2,791,980	$-		$2,791,980

-F17-

WB BURGERS ASIA, INC.
(UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS)

				Pro Forma	Consolidated
				Adjustment
	WB BURGERS ASIA,INC.	WB BURGERS JAPAN CO., LTD.
	For the ten months Ended	For the period from April 14, 2021 (Inception) through			For the year Ended
	May 31, 2021	May 31, 2021			May 31, 2021
Operating Expenses
General and Administrative Expenses	$116,113	$-		$-	$116,113

Total Operating expenses	116,113	-		-	116,113

Other Income
Interest expense	-	132		-	132
Total Other income (expense)	-	(132)		-	(132)

NET LOSS	$(116,113)	$(132)		$-	$(116,245)

BASIC AND DILUTED NET LOSS PER COMMON SHARE	$(0.00)	$(0.00)	$		$(0.00)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC AND DILUTED	500,000,000	10,000		(10,000)	500,000,000

-F18-

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON

ACCOUNTING AND FINANCIAL DISCLOSURE

None.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Incorporated herein by reference. Please refer to the above financial statements in their entirety beginning on page 17.

EXHIBITS TO FORM 8-K

Exhibit Number	Description of Exhibit
3.1	Restated Articles of Incorporation (1)
3.11	Amendment to our Certificate of Incorporation (2)
3.12	Amendment to our Certificate of Incorporation (3)
3.2	Bylaws (4)
10.1	Acquisition Agreement (5)
10.2	Copy of Master Franchise Agreement (5)

(1) Incorporated herein by reference to the Form 8-K originally filed on March 4, 2021.

(2) Incorporated herein by reference to the Form 8-K originally filed on June 22, 2021.

(3) Incorporated herein by reference to the Form 8-K originally filed on July 8, 2021.

(4) Incorporated herein by reference to the Form 10-12G originally filed on December 28, 2021.

(5) Filed herewith. The Master Franchise Agreement attached herein as an exhibit to this Form 8-K is an unsigned copy of the original agreement. The Company retains a signed copy of the original agreement dated June 9, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WB Burgers Asia, Inc.

Dated: September 16, 2021

By: /s/ Koichi Ishizuka

Koich Ishizuka,

Chief Executive Officer and Director